UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2009

Date of reporting period: December 31, 2009

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS SERIES, INC.	Table of Contents

Shareholder Letter	2

Management's Discussion of Fund Performance:
Davis Opportunity Fund	3
Davis Government Bond Fund	5
Davis Financial Fund	7
Davis Appreciation & Income Fund	9
Davis Real Estate Fund	11

Fund Overview:
Davis Opportunity Fund	13
Davis Government Bond Fund	15
Davis Government Money Market Fund	16
Davis Financial Fund	17
Davis Appreciation & Income Fund	19
Davis Real Estate Fund	21

Expense Example	23

Schedule of Investments:
Davis Opportunity Fund	26
Davis Government Bond Fund	30
Davis Government Money Market Fund	33
Davis Financial Fund	36
Davis Appreciation & Income Fund	39
Davis Real Estate Fund	44

Statements of Assets and Liabilities	47

Statements of Operations	49

Statements of Changes in Net Assets	50

Notes to Financial Statements	52

Financial Highlights	65

Report of Independent Registered Public Accounting Firm	71

Fund Information	72

Privacy Notice and Householding	74

Directors and Officers	75

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series, Inc. prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS SERIES, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders.  In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Research Report for certain funds, which is published semi-annually.  In this report, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Research Report either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

February 1, 2010

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND

Performance Overview

Davis Opportunity Fund’s Class A shares delivered a total return on net asset value of 44.81% for the year ended December 31, 2009.  Over the same time period, the Russell 3000® Index (“Index”) returned 28.34%. The market as a whole experienced positive returns as each sector1 within the Index posted gains for the year.  The sectors within the Index that turned in the strongest performance over the year were information technology, materials, and consumer discretionary.  The sectors that turned in the weakest (but still positive) performance over the year were utilities and telecommunication services.

Factors Impacting the Fund’s Performance

The Fund’s average weighting in information technology companies was higher than any other sector and this sector was among the top contributors2 to performance relative to the Index. This was a factor of both strong stock selection (up 73% versus up 62% for the Index) and a higher relative average weighting (22% versus 18% for the Index). Google3, Agilent Technologies, Microsoft, and Texas Instruments were among the most important contributors to the Fund’s performance.

Consumer discretionary companies were among the largest contributors to the Fund’s performance. The Fund benefited as a result of a larger relative average weighting in this sector (20% versus 10% for the Index). Walt Disney and Hunter Douglas were among the most important contributors to the Fund’s performance.  Comcast and H&R Block were among the most important detractors from performance.

The Fund benefited from strong stock selection in the health care sector. The health care sector was the most important contributor to performance when compared to the Index. The Fund’s health care holdings out-performed those of the Index (up 44% versus up 22% for the Index). Schering-Plough was among the most important contributors to the Fund’s performance.  Medtronic was among the most important detractors from performance. Schering-Plough merged with Merck in November 2009. The Fund no longer owns Medtronic.

Other companies contributing to performance included Oaktree and Sino-Forest. Other companies detracting from performance included Iron Mountain, Costco Wholesale, and Ambac Financial. The Fund no longer holds Ambac Financial.

The Fund ended the year with approximately 20% of its net assets invested in foreign companies. As a whole these companies out-performed the domestic companies held by the Fund.

Davis Opportunity Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Opportunity Fund are: (1) market risk, (2) company risk, (3) small- and medium-capitalization risk, (4) foreign country risk, (5) headline risk, and (6) selection risk.  See the prospectus for a full description of each risk.

1     The companies included in the Russell 3000® Index are divided into ten sectors.  One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND – (CONTINUED)

Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Russell 3000® Index over 10 years for an investment made on December 31, 1999

Average Annual Total Return for periods ended December 31, 2009
Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	44.81%	0.11%	3.58%	9.86%	12/01/94	1.17%	1.17%
Class A - with sales charge	37.97%	(0.87)%	3.08%	9.51%	12/01/94	1.17%	1.17%
Class B†, **	39.42%	(1.07)%	2.99%	11.05%	05/01/84	2.11%	2.11%
Class C**	42.65%	(0.66)%	2.75%	4.06%	08/15/97	1.96%	1.96%
Class Y	45.31%	0.42%	3.92%	4.73%	09/18/97	0.81%	0.81%
Russell 3000® Index***	28.34%	0.76%	(0.20)%	8.27%

The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investments cannot be made directly in the Index.

The performance data for Davis Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return for the Russell 3000® Index is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND

Performance Overview

Davis Government Bond Fund’s Class A shares returned 3.37% on net asset value for the year ended December 31, 2009. Over the same time period, the Citigroup U.S. Treasury/Agency 1-3 Year Index (“Index”) returned 1.16%. The Fund’s investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less. As interest rates remained low over the course of the year, longer-term bonds out-performed shorter-term bonds.

Factors Impacting the Fund’s Performance

During the year ended December 31, 2009 mortgage-backed securities on average out-performed the returns of treasury and agency securities. Part of the increase in return of mortgage-backed securities was related to the Federal Reserve’s purchase of over $1 trillion dollars in mortgage-backed securities during the year.

The Fund benefited from having a majority of assets invested in mortgage-backed securities over the year (Freddie Mac: 42%, Fannie Mae: 28%, and Ginnie Mae: 6%). The Fund’s mortgage-backed securities were the top contributor1 to the Fund’s performance. Another important factor contributing to the Fund’s performance against the Index included a faster than anticipated pre-payment rate on mortgage-backed securities purchased at a discount. The Fund’s individual security selection was the most important detractor from performance relative to the Index.

Davis Government Bond Fund’s investment objective is current income. There can be no assurance that the Fund will achieve its objective. The primary risk of an investment in Davis Government Bond Fund is interest rate risk, consisting of: (1) price volatility risk, (2) extension and prepayment risk, and (3) credit risk. See the prospectus for a full description of each risk.

1     A contribution to or detraction from the Fund’s performance is a product both of appreciation or depreciation and weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND – (CONTINUED)

Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the Citigroup  U.S. Treasury/Agency 1-3 Year Index over 10 years for an investment made on December 31, 1999

Average Annual Total Return for periods ended December 31, 2009
Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	3.37%	3.57%	4.25%	4.50%	12/01/94	0.72%	0.72%
Class A - with sales charge	(1.51)%	2.57%	3.74%	4.16%	12/01/94	0.72%	0.72%
Class B†, **	(1.58)%	2.43%	3.72%	5.62%	05/01/84	1.65%	1.65%
Class C**	1.49%	2.76%	3.45%	3.11%	08/19/97	1.58%	1.58%
Class Y	3.44%	3.64%	4.42%	3.78%	09/01/98	0.64%	0.64%
Citigroup U.S. Treasury/Agency 1-3 Year Index***	1.16%	4.16%	4.63%	5.23%

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities’ performance.  Investments cannot be made directly in the Index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return for the Citigroup U.S. Treasury/Agency 1-3 Year Index is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND

Performance Overview

Davis Financial Fund’s Class A shares delivered a total return on net asset value of 46.02% for the year ended December 31, 2009. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 26.46%. The Index’s diversified financials and insurance industry groups1 turned in positive performances, while the banking industry group turned in a negative performance.

Factors Impacting the Fund’s Performance

The Fund’s financial sector holdings out-performed those of the Index (up 47% versus up 17% for the Index).

The Fund’s diversified financials were the largest contributors2 to performance. The Fund’s diversified financials out-performed the corresponding industry group within the Index (up 60% versus up 30% for the Index). American Express3, Oaktree, Goldman Sachs, and GAM Holding were among the most important contributors to performance. JPMorgan Chase, Julius Baer Group, and Bank of New York Mellon were among the most important detractors from performance.

The Fund’s insurance companies were the second largest contributor to performance and out-performed the corresponding industry group within the Index (up 25% versus up 14% for the Index).  Transatlantic Holdings, China Life Insurance, and Loews were among the most important contributors to performance. FPIC Insurance, MBIA, and American International Group were among the most important detractors from performance. The Fund no longer holds MBIA or American International Group.

The Fund’s banking companies contributed positively to performance (up 65% versus down 7% for the Index). Wells Fargo and State Bank of India were among the most important contributors to performance.

The Fund received a favorable class action settlement from a former holding, Tyco International, that contributed roughly 1% to the Fund’s total return in 2009.

The Fund ended the year with approximately 25% of its net assets invested in foreign companies. As a whole these companies out-performed the domestic companies held by the Fund.

Davis Financial Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Financial Fund are: (1) market risk, (2) company risk, (3) concentrated financial services portfolio risk, (4) foreign country risk, (5) headline risk, and (6) selection risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.

1     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND – (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Fund Class A versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 1999

Average Annual Total Return for periods ended December 31, 2009
Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	46.02%	(0.72)%	3.71%	12.04%	05/01/91	1.05%	1.05%
Class A - with sales charge	39.11%	(1.68)%	3.21%	11.75%	05/01/91	1.05%	1.05%
Class B†, **	40.38%	(1.95)%	3.07%	10.26%	12/27/94	2.19%	2.19%
Class C**	43.71%	(1.59)%	2.81%	3.91%	08/12/97	1.95%	1.95%
Class Y	46.13%	(0.60)%	3.87%	6.12%	03/10/97	0.95%	0.95%
S&P 500® Index***	26.46%	0.42%	(0.95)%	8.13%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

Davis Financial Fund received a favorable class action settlement from a company that it no longer owns. This settlement had a material impact on the investment performance of the Fund, adding approximately 1% to the Fund’s total return in 2009.  This was a one-time event that is unlikely to be repeated.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return for the S&P 500® Index is from 05/01/91.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND

Performance Overview

Davis Appreciation & Income Fund’s Class A shares delivered a total return on net asset value of 49.68% for the year ended December 31, 2009. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 26.46%. Every sector1 within the Index posted positive returns. The sectors within the Index that turned in the strongest performance over the year were information technology, materials, and consumer discretionary. The sectors within the Index that turned in the weakest (but still positive) performance over the year were telecommunication services, utilities, and energy.

Factors Impacting the Fund’s Performance

The Fund’s common stock holdings out-performed the Index (up 59% versus up 26% for the Index) and were the largest contributors2 to performance. Common stock holdings in Whole Foods3, Kohl’s, American Express, and SL Green Realty were among the most important contributors to performance. Common stock holdings in Ambac Financial Group and News Corp., Class B were among the most important detractors from performance.  The Fund no longer owns common stock holdings of SL Green Realty, Ambac Financial Group, or News Corp., Class B.

The Fund’s investments in convertible and corporate bonds performed in line with the Index (both up 26%). Convertible bond holdings in Forest City Enterprises and School Specialty were among the most important contributors to performance. Convertible bond holdings in Vornado Realty and Eastman Kodak, and corporate bond holdings in Thornburg Mortgage were among the most important detractors from performance.   The Fund no longer owns Vornado Realty.

Davis Appreciation & Income Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Appreciation & Income Fund are: equity risks, including (1) market risk, (2) company risk, (3) small- and medium-capitalization risk, (4) foreign country risk, (5) headline risk, and (6) selection risk; and debt risks, including (1) interest rate sensitivity, (2) changes in debt rating, and (3) credit risk, including debt rated less than investment grade. See the prospectus for a full description of each risk.

1     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND – (CONTINUED)

Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 1999

Average Annual Total Return for periods ended December 31, 2009
Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	49.68%	1.69%	3.51%	8.29%	05/01/92	1.06%	1.06%
Class A - with sales charge	42.53%	0.71%	3.00%	7.99%	05/01/92	1.06%	1.06%
Class B†, **	44.28%	0.46%	2.85%	7.68%	02/03/95	1.99%	1.99%
Class C**	47.36%	0.85%	2.61%	3.41%	08/12/97	1.89%	1.89%
Class Y	50.05%	1.95%	3.75%	6.27%	11/13/96	0.80%	0.80%
S&P 500® Index***	26.46%	0.42%	(0.95)%	7.92%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Davis Appreciation & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return for the S&P 500® Index is from 05/01/92.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Performance Overview

Davis Real Estate Fund’s Class A shares delivered a total return on net asset value of 31.72% for the year ended December 31, 2009.  Over the same time period, the Wilshire U.S. Real Estate Securities Index (“Index”) returned 29.20%.  Every sub-industry1 within the Index delivered positive returns, with real estate operating companies, office REITs, and residential REITs turning in the strongest performance.

Factors Impacting the Fund’s Performance

The Fund’s office REITs were important contributors2 to performance.  A higher relative average weighting in this sub-industry (28% versus 17% for the Index) was a strong contributor to the Fund’s performance.   Alexandria Real Estate3, Digital Realty Trust, and SL Green Realty were among the most important contributors to the Fund’s performance.  Derwent London was among the most important detractors from performance.  The Fund no longer owns Derwent London.

The Fund’s retail REITs were the most important contributor to performance relative to the Index.  The Fund’s retail REITs out-performed the corresponding sub-industry within the Index (up 52% versus up 28% for the Index).  Simon Property Group and Taubman Centers were among the most important contributors to performance.

Diversified REITs and industrial REITs were the largest detractors from the Fund’s performance.  The Fund’s diversified REITs under-performed the corresponding sub-industry within the Index (down 17% versus up 24% for the Index) and industrial REITs also under-performed the corresponding sub-industry within the Index (down 7% versus up 18% for the Index).  Cousins Properties, Brixton, and First Potomac Realty were among the most important detractors from performance. The Fund no longer owns Brixton or First Potomac Realty.

Forest City Enterprises and Prologis were among the most important contributors to the Fund’s performance.  Cogdell Spencer and Mitsui Fudosan were among the most important detractors from the Fund’s performance. The Fund no longer owns Mitsui Fudosan.

Davis Real Estate Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Real Estate Fund are: (1) market risk, (2) company risk, (3) concentrated real estate portfolio risk, (4) focused portfolio risk, (5) small- and medium-capitalization risk, (6) foreign country risk, (7) headline risk, and (8) selection risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund’s portfolio in a few companies, the Fund’s investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

1     The companies included in the Wilshire U.S. Real Estate Securities Index are divided into eight sub-industries.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND – (CONTINUED)

Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the Standard & Poor’s 500® Index and the Wilshire U.S. Real Estate Securities Index over 10 years for an investment made on December 31, 1999

Average Annual Total Return for periods ended December 31, 2009

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	31.72%	(2.00)%	8.83%	9.01%	01/03/94	1.35%	1.35%
Class A - with sales charge	25.48%	(2.95)%	8.30%	8.68%	01/03/94	1.35%	1.35%
Class B†, **	26.38%	(3.07)%	8.23%	8.65%	12/27/94	2.46%	2.46%
Class C**	29.70%	(2.76)%	8.00%	5.05%	08/13/97	2.18%	2.18%
Class Y	32.37%	(1.65)%	9.23%	7.82%	11/08/96	0.92%	0.92%
S&P 500® Index***	26.46%	0.42%	(0.95)%	7.63%
Wilshire U.S. Real Estate Securities Index***	29.20%	(0.23)%	10.47%	9.22%

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. The Index was formerly named the “Dow Jones Wilshire Real Estate Securities Index.  Investments cannot be made directly in the Index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return for the S&P 500® Index and the Wilshire U.S. Real Estate Securities Index are from 01/03/94.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND	December 31, 2009

Portfolio Composition		Industry Weightings
(% of Fund’s Net Assets)		(% of Long Term Portfolio)
			Fund	Russell 3000®
Common Stock (U.S.)	75.85%	Information Technology	23.27%	19.32%
Common Stock (Foreign)	20.05%	Health Care	19.10%	12.68%
Convertible Bonds	1.03%	Diversified Financials	9.60%	6.69%
Short Term Investments	3.41%	Media	8.70%	2.83%
Other Assets & Liabilities	(0.34)%	Materials	7.98%	4.09%
	100.00%	Energy	7.65%	10.79%
		Insurance	4.34%	2.80%
		Capital Goods	3.48%	7.74%
		Other	3.34%	16.39%
		Consumer Durables & Apparel	2.90%	1.28%
		Consumer Services	2.69%	2.03%
		Transportation	1.90%	2.04%
		Telecommunication Services	1.79%	2.95%
		Food, Beverage & Tobacco	1.70%	5.22%
		Banks	1.56%	3.15%
			100.00%	100.00%

Top 10 Holdings
(% of Fund’s Net Assets)

Google Inc., Class A	Software & Services	5.25%
Merck & Co., Inc.	Pharmaceuticals, Biotechnology & Life Sciences	5.15%
Johnson & Johnson	Pharmaceuticals, Biotechnology & Life Sciences	4.92%
Oaktree Capital Group LLC, Class A	Diversified Financial Services	4.18%
Microsoft Corp.	Software & Services	4.00%
Walt Disney Co.	Media	3.91%
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	3.61%
Sino-Forest Corp.	Materials	3.22%
Agilent Technologies, Inc.	Technology Hardware & Equipment	3.00%
Transocean Ltd.	Energy	2.90%

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND – (CONTINUED)	December 31, 2009

New Positions Added (01/01/09-12/31/09)
(Highlighted positions are those greater than 1.25% of 12/31/09 total net assets)
Security	Industry	Date of 1st Purchase	% of 12/31/09 Fund Net Assets
ABB Ltd., ADR	Capital Goods	04/23/09	0.72%
Activision Blizzard, Inc.	Software & Services	01/07/09	1.34%
America Movil SAB de C.V., Series L, ADR	Telecommunication Services	10/27/09	0.50%
Aon Corp.	Insurance Brokers	12/04/09	0.16%
Banco Santander Brasil S.A., ADS	Commercial Banks	10/07/09	0.49%
Becton, Dickinson and Co.	Health Care Equipment & Services	02/27/09	2.88%
Berkshire Hathaway Inc., Class B	Property & Casualty Insurance	03/02/09	1.06%
CVS Caremark Corp.	Food & Staples Retailing	12/18/09	0.57%
Exelon Corp.	Utilities	09/11/09	0.15%
Harris Corp.	Technology Hardware & Equipment	05/20/09	1.33%
International Business Machines Corp.	Technology Hardware & Equipment	08/11/09	0.45%
Laboratory Corp. of America Holdings	Health Care Equipment & Services	01/21/09	2.16%
Mead Johnson Nutrition Co.	Household & Personal Products	12/14/09	1.02%
Medtronic, Inc.	Health Care Equipment & Services	01/07/09	–
Merck & Co., Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	04/21/09	5.15%
Millipore Corp.	Pharmaceuticals, Biotechnology &
	Life Sciences	10/21/09	0.30%
NetEase.com Inc., ADR	Software & Services	11/02/09	1.20%
NRG Energy, Inc.	Utilities	01/05/09	–
Pfizer Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	02/25/09	0.87%
Ryanair Holdings PLC, ADR	Transportation	10/27/09	0.36%
Swedish Match AB	Food, Beverage & Tobacco	09/14/09	–
Wells Fargo & Co.	Commercial Banks	01/16/09	1.03%

Positions Closed (01/01/09-12/31/09)
(Gains and losses greater than $3,500,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Ambac Financial Group, Inc.	Property & Casualty Insurance	02/27/09	$(3,572,756)
Cardinal Health, Inc.	Health Care Equipment & Services	12/18/09	(212,941)
Convera Corp., Class A	Software & Services	04/02/09	(4,130,060)
MBIA Inc.	Property & Casualty Insurance	11/13/09	(5,757,973)
Medtronic, Inc.	Health Care Equipment & Services	04/28/09	(114,495)
Netflix Inc.	Retailing	06/04/09	13,762,818
NRG Energy, Inc.	Utilities	09/11/09	255,334
Power Corp. of Canada	Life & Health Insurance	11/25/09	(1,180,649)
Redwood Trust, Inc.	Real Estate	02/05/09	(857,355)
Schering-Plough Corp.	Pharmaceuticals, Biotechnology &
	Life Sciences	11/04/09	3,487,009
Siemens AG, Registered	Capital Goods	11/02/09	(3,038,100)
Swedish Match AB	Food, Beverage & Tobacco	11/03/09	36,077
Whole Foods Market, Inc.	Food & Staples Retailing	02/27/09	(3,115,055)
Yahoo! Inc.	Software & Services	06/02/09	(2,832,340)

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT BOND FUND	December 31, 2009

Portfolio Composition		Industry Weightings
(% of Fund’s Net Assets)		(% of Fixed Income)

Fixed Income	97.12%	Collateralized Mortgage Obligations	49.03%
Short Term Investments	2.95%	Freddie Mac Mortgage Pools	25.84%
Other Assets & Liabilities	(0.07)%	Fannie Mae Mortgage Pools	18.46%
	100.00%	Government Agency Notes	4.72%
		Ginnie Mae Mortgage Pools	1.04%
		Private Export Funding	0.70%
		Other Agencies	0.21%
			100.00%

Top 10 Fixed Income Holdings
(% of Fund’s Net Assets)

Freddie Mac, 5.20%, 09/20/30, Pool No. G80340	Freddie Mac Mortgage Pools	4.80%
Freddie Mac, 4.50%, 06/15/29	Collateralized Mortgage Obligations	4.15%
Fannie Mae, 2.62%, 10/01/35, Pool No. 836852	Fannie Mae Mortgage Pools	3.52%
Freddie Mac, 4.50%, 08/15/32	Collateralized Mortgage Obligations	3.24%
Fannie Mae, 4.00%, 04/25/19	Collateralized Mortgage Obligations	3.21%
Fannie Mae, 4.00%, 03/25/27	Collateralized Mortgage Obligations	3.13%
Fannie Mae, 3.043%, 06/01/36, Pool No. AD0169	Fannie Mae Mortgage Pools	3.11%
Freddie Mac, 4.00%, 09/01/19, Pool No. J10871	Freddie Mac Mortgage Pools	3.11%
Ginnie Mae, 4.00%, 11/20/30	Collateralized Mortgage Obligations	3.03%
Ginnie Mae, 5.00%, 02/16/32	Collateralized Mortgage Obligations	2.96%

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2009

Portfolio Composition		Maturity Diversification
(% of Fund’s Net Assets)		(% of Portfolio Holdings)

Federal Home Loan Bank	27.36%	0-30 Days	66.80%
Federal Farm Credit Bank	22.72%	31-90 Days	10.97%
Fannie Mae	13.70%	91-180 Days	14.39%
Repurchase Agreements	13.01%	181-397 Days	7.84%
Freddie Mac	10.72%		100.00%
Freddie Mac Mortgage Pools	0.86%
Other Agencies	0.52%
Fannie Mae Mortgage Pools	0.06%
Other Assets & Liabilities	11.05%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification chart are considered to be the effective maturities, based on the reset dates of the securities’ variable rates.  See the Fund’s Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND	December 31, 2009

Portfolio Composition		Industry Weightings
(% of Fund’s Net Assets)		(% of Stock Holdings)
			Fund	S&P 500®
Common Stock (U.S.)	74.71%	Diversified Financials	44.37%	7.87%
Common Stock (Foreign)	25.29%	Insurance	31.95%	2.41%
Short Term Investments	0.06%	Banks	13.53%	2.86%
Other Assets & Liabilities	(0.06)%	Energy	5.64%	11.48%
	100.00%	Commercial & Professional Services	2.97%	0.66%
		Materials	1.54%	3.60%
		Information Technology	–	19.85%
		Health Care	–	12.63%
		Capital Goods	–	7.49%
		Food, Beverage & Tobacco	–	5.84%
		Other	–	25.31%
			100.00%	100.00%

Top 10 Holdings
(% of Fund’s Net Assets)

American Express Co.	Consumer Finance	11.46%
Transatlantic Holdings, Inc.	Reinsurance	8.56%
Loews Corp.	Multi-line Insurance	7.76%
State Bank of India Ltd., GDR	Commercial Banks	6.57%
Wells Fargo & Co.	Commercial Banks	5.82%
Canadian Natural Resources Ltd.	Energy	5.64%
Oaktree Capital Group LLC, Class A	Diversified Financial Services	5.36%
Bank of New York Mellon Corp.	Capital Markets	4.64%
Julius Baer Group Ltd.	Capital Markets	3.97%
Markel Corp.	Property & Casualty Insurance	3.91%

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND – (CONTINUED)	December 31, 2009

New Positions Added (01/01/09-12/31/09)
(Highlighted positions are those greater than 0.30% of 12/31/09 total net assets)
Security	Industry	Date of 1st Purchase	% of 12/31/09 Fund Net Assets
Banco Santander Brasil S.A., ADS	Commercial Banks	10/07/09	0.32%
Cielo S.A.	Diversified Financial Services	06/26/09	0.25%

Positions Closed (01/01/09-12/31/09)
(Gains and losses greater than $10,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Ambac Financial Group, Inc.	Property & Casualty Insurance	02/20/09	$(4,410,571)
American International Group, Inc.	Multi-line Insurance	03/12/09	(38,672,953)
H&R Block, Inc.	Consumer Services	11/24/09	(928,323)
MBIA Inc.	Property & Casualty Insurance	03/06/09	(11,422,034)

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND	December 31, 2009

Portfolio Composition		Industry Weightings
(% of Fund’s Net Assets)		(% of Long Term Portfolio)
			Fund	S&P 500®
Common Stock	49.61%	Real Estate	12.95%	1.23%
Convertible Bonds	36.71%	Commercial & Professional Services	12.23%	0.66%
Convertible Preferred Stocks	9.90%	Capital Goods	11.19%	7.49%
Corporate Bonds	3.10%	Materials	8.19%	3.60%
Short Term Investments	0.41%	Diversified Financials	8.16%	7.87%
Other Assets & Liabilities	0.27%	Information Technology	7.15%	19.85%
	100.00%	Energy	6.78%	11.48%
		Retailing	6.34%	3.46%
		Food, Beverage & Tobacco	6.14%	5.84%
		Utilities	4.97%	3.71%
		Media	4.58%	2.90%
		Food & Staples Retailing	4.17%	2.69%
		Health Care	3.32%	12.63%
		Household & Personal Products	2.05%	2.83%
		Other	1.78%	13.76%
			100.00%	100.00%

Top 10 Holdings
(% of Fund’s Net Assets)

Forest City Enterprises, Inc., Conv. Sr. Notes, 3.625%, 10/15/14	Real Estate	5.34%
School Specialty, Inc., Conv. Sub. Notes, 3.75%/Zero coupon, 08/01/23	Commercial & Professional Services	5.08%
Whole Foods Market, Inc.	Food & Staples Retailing	4.15%
Kohl's Corp.	Retailing	3.87%
Devon Energy Corp.	Energy	3.75%
Quanta Services, Inc.	Capital Goods	3.51%
Tyson Foods, Inc., Conv. Sr. Notes, 3.25%, 10/15/13	Food, Beverage & Tobacco	3.38%
AES Trust III, 6.75%, Conv. Pfd.	Utilities	3.14%
Citigroup Inc.	Diversified Financial Services	2.75%
Tyson Foods, Inc., Class A	Food, Beverage & Tobacco	2.72%

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND – (CONTINUED)	December 31, 2009

New Positions Added (01/01/09-12/31/09)
(Highlighted positions are those greater than 2.00% of 12/31/09 total net assets)
Security	Industry	Date of 1st Purchase	% of 12/31/09 Fund Net Assets
Alexandria Real Estate Equities, Inc.,
7.00%, Series D, Conv. Pfd.	Real Estate	04/29/09	1.98%
Allegheny Technologies, Inc.	Materials	08/31/09	1.00%
Allegheny Technologies, Inc., Conv. Sr.
Notes, 4.25%, 06/01/14	Materials	09/02/09	1.28%
AMR Corp., Conv. Sr. Notes,
6.25%, 10/15/14	Transportation	09/22/09	–
BorgWarner, Inc., Conv. Sr. Notes,
3.50%, 04/15/12	Automobiles & Components	04/06/09	–
Citigroup Inc., 7.50%, Conv.
Pfd., T-DECS	Diversified Financial Services	12/16/09	0.97%
Digital Realty Trust, Inc., 144A Conv.
Sr. Notes, 5.50%, 04/15/29	Real Estate	10/08/09	2.13%
Eastman Kodak Co., 144A Conv. Sr. Notes,
7.00%, 04/01/17	Consumer Durables & Apparel	09/17/09	0.86%
Forest City Enterprises, Inc., 144A Conv.
Sr. Notes, 5.00%, 10/15/16	Real Estate	10/20/09	0.43%
Freeport-McMoRan Copper & Gold, Inc.,
6.75%, Conv. Pfd.	Materials	02/02/09	2.15%
Intel Corp., 144A Conv. Jr. Sub. Deb.,	Semiconductors & Semiconductor
3.25%, 08/01/39	Equipment	07/22/09	2.15%
Janus Capital Group Inc., Conv. Sr. Notes,
3.25%, 07/15/14	Capital Markets	07/15/09	0.07%
United States Steel Corp., Conv. Sr. Notes,
4.00%, 05/15/14	Materials	04/28/09	1.97%

Positions Closed (01/01/09-12/31/09)
(Gains and losses greater than $10,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Ambac Financial Group, Inc.	Property & Casualty Insurance	11/06/09	$(19,191,926)
AMR Corp., Conv. Sr. Notes,
6.25%, 10/15/14	Transportation	09/23/09	60,000
AutoZone, Inc., Sr. Notes, 5.50%, 11/15/15	Retailing	01/29/09	(197,125)
BorgWarner, Inc., Conv. Sr. Notes,
3.50%, 04/15/12	Automobiles & Components	04/07/09	32,500
Digital Realty Trust, Inc., 5.50%, Series D,
Cum. Conv. Pfd.	Real Estate	08/07/09	(845,016)
Forest City Enterprises, Inc., Class A	Real Estate	10/05/09	(12,677,813)
General Growth Properties, Inc.	Real Estate	01/08/09	(17,502,042)
General Growth Properties, Inc., 144A Conv.
Sr. Notes, 3.98%, 04/15/27	Real Estate	01/16/09	(18,094,223)
News Corp., Class B	Media	04/24/09	(853,924)
Sealed Air Corp., 144A Conv. Sr. Notes,
3.00%, 06/30/33	Materials	07/20/09	35,927
SL Green Realty Corp.	Real Estate	08/27/09	3,626,623
Vornado Realty L.P., Conv. Sr. Deb.,
3.875%, 04/15/25	Real Estate	03/09/09	(9,971,691)

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND	December 31, 2009

Portfolio Composition		Industry Weightings
(% of Fund’s Net Assets)		(% of Long Term Portfolio)

				Wilshire U.S.
Common Stock (U.S.)	75.68%			Real Estate
Common Stock (Foreign)	2.13%		Fund	Securities Index
Preferred Stock	9.58%	Office REITs	33.40%	17.23%
Convertible Bonds	4.70%	Retail REITs	18.94%	22.72%
Short Term Investments	6.01%	Specialized REITs	11.39%	26.07%
Other Assets & Liabilities	1.90%	Residential REITs	10.06%	15.91%
	100.00%	Industrial REITs	9.77%	6.21%
		Diversified REITs	6.36%	9.18%
		Other	5.82%	0.59%
		Real Estate Operating Companies	4.26%	2.09%
			100.00%	100.00%

Top 10 Holdings
(% of Fund’s Net Assets)

Corporate Office Properties Trust	Office REITs	5.48%
American Campus Communities, Inc.	Residential REITs	4.96%
Ventas, Inc.	Specialized REITs	4.86%
Alexandria Real Estate Equities, Inc.	Office REITs	4.64%
Simon Property Group, Inc.	Retail REITs	4.21%
Federal Realty Investment Trust	Retail REITs	4.05%
Vornado Realty Trust	Diversified REITs	3.90%
Douglas Emmett, Inc.	Office REITs	3.85%
Essex Property Trust, Inc.	Residential REITs	3.73%
Boston Properties, Inc.	Office REITs	3.66%

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND – (CONTINUED)	December 31, 2009

New Positions Added (01/01/09-12/31/09)
(Highlighted positions are those greater than 2.00% of 12/31/09 total net assets)
Security	Industry	Date of 1st Purchase	% of 12/31/09 Fund Net Assets
Alexandria Real Estate Equities, Inc., 7.00%,
Series D, Conv. Pfd.	Office REITs	04/21/09	3.42%
AMB Property Corp.	Industrial REITs	02/12/09	–
AvalonBay Communities, Inc.	Residential REITs	02/27/09	–
CBL & Associates Properties, Inc.	Retail REITs	01/14/09	1.29%
CBL & Associates Properties, Inc., 7.375%,
Series D	Retail REITs	01/14/09	0.75%
Digital Realty Trust, Inc., 5.50%,
Series D, Cum. Conv. Pfd.	Office REITs	01/21/09	0.82%
Digital Realty Trust, Inc., 144A Conv.
Sr. Notes, 5.50%, 04/15/29	Office REITs	04/14/09	2.13%
Forest City Enterprises, Inc., 144A Conv.
Sr. Notes, 5.00%, 10/15/16	Real Estate Operating Companies	10/20/09	0.38%
Highwoods Properties, Inc.	Office REITs	05/27/09	–
Host Hotels & Resorts Inc.	Specialized REITs	01/08/09	1.96%
Kilroy Realty Corp.	Office REITs	01/29/09	–
LaSalle Hotel Properties	Specialized REITs	01/14/09	2.10%
Liberty Property Trust	Diversified REITs	02/12/09	–
Macerich Co.	Retail REITs	10/22/09	0.47%
ProLogis	Industrial REITs	08/11/09	2.38%
Regency Centers Corp.	Retail REITs	07/17/09	3.21%
Simon Property Group, Inc.	Retail REITs	01/20/09	4.21%
U-Store-It Trust	Specialized REITs	08/13/09	–
Vornado Realty Trust	Diversified REITs	05/29/09	3.90%

Positions Closed (01/01/09-12/31/09)
(Gains and losses greater than $10,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
AMB Property Corp.	Industrial REITs	07/24/09	$603,414
AvalonBay Communities, Inc.	Residential REITs	03/10/09	541,124
Brixton PLC	Industrial REITs	03/19/09	(12,974,068)
Burlington Northern Santa Fe Corp.	Transportation	12/08/09	2,196,125
Derwent London PLC	Office REITs	02/09/09	(21,182,567)
First Potomac Realty Trust	Industrial REITs	02/18/09	(10,412,515)
General Growth Properties, Inc.	Retail REITs	01/08/09	(38,609,746)
Highwoods Properties, Inc.	Office REITs	07/31/09	295,327
Kilroy Realty Corp.	Office REITs	08/05/09	98,688
Liberty Property Trust	Diversified REITs	06/12/09	407,033
Minerva PLC	Real Estate Operating Companies	04/02/09	(5,773,386)
Mitsui Fudosan Co., Ltd.	Diversified Real Estate Activities	02/19/09	(3,142,634)
SL Green Realty Corp.	Office REITs	08/27/09	(5,348,917)
St. Joe Co.	Diversified Real Estate Activities	08/05/09	785,544
U-Store-It Trust	Specialized REITs	12/21/09	605,251

DAVIS SERIES, INC.	Expense Example

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/09)	(12/31/09)	(07/01/09-12/31/09)
Davis Opportunity Fund
Class A (annualized expense ratio 1.06%**)
Actual	$1,000.00	$1,235.90	$5.97
Hypothetical	$1,000.00	$1,019.86	$5.40
Class B (annualized expense ratio 1.98%**)
Actual	$1,000.00	$1,231.05	$11.13
Hypothetical	$1,000.00	$1,015.22	$10.06
Class C (annualized expense ratio 1.84%**)
Actual	$1,000.00	$1,230.46	$10.34
Hypothetical	$1,000.00	$1,015.93	$9.35
Class Y (annualized expense ratio 0.73%**)
Actual	$1,000.00	$1,237.76	$4.12
Hypothetical	$1,000.00	$1,021.53	$3.72

Davis Government Bond Fund
Class A (annualized expense ratio 0.71%**)
Actual	$1,000.00	$1,015.46	$3.61
Hypothetical	$1,000.00	$1,021.63	$3.62
Class B (annualized expense ratio 1.66%**)
Actual	$1,000.00	$1,012.26	$8.42
Hypothetical	$1,000.00	$1,016.84	$8.44
Class C (annualized expense ratio 1.58%**)
Actual	$1,000.00	$1,010.90	$8.01
Hypothetical	$1,000.00	$1,017.24	$8.03
Class Y (annualized expense ratio 0.65%**)
Actual	$1,000.00	$1,015.45	$3.30
Hypothetical	$1,000.00	$1,021.93	$3.31

Davis Government Money Market Fund
Class A, B, C & Y (annualized expense ratio 0.37%**)
Actual	$1,000.00	$1,000.47	$1.87
Hypothetical	$1,000.00	$1,023.34	$1.89

Davis Financial Fund
Class A (annualized expense ratio 0.96%**)
Actual	$1,000.00	$1,270.76	$5.49
Hypothetical	$1,000.00	$1,020.37	$4.89
Class B (annualized expense ratio 2.02%**)
Actual	$1,000.00	$1,264.79	$11.53
Hypothetical	$1,000.00	$1,015.02	$10.26
Class C (annualized expense ratio 1.84%**)
Actual	$1,000.00	$1,265.05	$10.50
Hypothetical	$1,000.00	$1,015.93	$9.35
Class Y (annualized expense ratio 0.85%**)
Actual	$1,000.00	$1,271.46	$4.87
Hypothetical	$1,000.00	$1,020.92	$4.33

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/09)	(12/31/09)	(07/01/09-12/31/09)
Davis Appreciation & Income Fund
Class A (annualized expense ratio 0.96%**)
Actual	$1,000.00	$1,257.90	$5.46
Hypothetical	$1,000.00	$1,020.37	$4.89
Class B (annualized expense ratio 1.86%**)
Actual	$1,000.00	$1,251.60	$10.56
Hypothetical	$1,000.00	$1,015.83	$9.45
Class C (annualized expense ratio 1.77%**)
Actual	$1,000.00	$1,252.29	$10.05
Hypothetical	$1,000.00	$1,016.28	$9.00
Class Y (annualized expense ratio 0.70%**)
Actual	$1,000.00	$1,259.00	$3.99
Hypothetical	$1,000.00	$1,021.68	$3.57

Davis Real Estate Fund
Class A (annualized expense ratio 1.20%**)
Actual	$1,000.00	$1,407.76	$7.28
Hypothetical	$1,000.00	$1,019.16	$6.11
Class B (annualized expense ratio 2.26%**)
Actual	$1,000.00	$1,400.82	$13.68
Hypothetical	$1,000.00	$1,013.81	$11.47
Class C (annualized expense ratio 2.01%**)
Actual	$1,000.00	$1,401.76	$12.17
Hypothetical	$1,000.00	$1,015.07	$10.21
Class Y (annualized expense ratio 0.74%**)
Actual	$1,000.00	$1,410.84	$4.50
Hypothetical	$1,000.00	$1,021.48	$3.77

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See page 25 for a description of the “Expense Example”.

**The expense ratios reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements and/or waivers from the Adviser.

DAVIS SERIES, INC.	Expense Example – (Continued)

The following disclosure provides important information regarding each Fund’s Expense Example.  Please refer to this information when reviewing the Expense Example for each Class.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended December 31, 2009.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example.  This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds.  If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front end or contingent deferred sales charges (loads).  Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND	December 31, 2009

Shares	Security	Value (Note 1)
COMMON STOCK – (95.90%)
CONSUMER DISCRETIONARY – (14.23%)
Automobiles & Components – (0.08%)
17,120	Johnson Controls, Inc.	$466,349

Consumer Durables & Apparel – (2.81%)
3,780	Garmin Ltd.	116,008
316,329	Hunter Douglas NV (Netherlands)	15,464,231

		15,580,239

Consumer Services – (2.61%)
38,230	H&R Block, Inc.	864,763
387,750	Yum! Brands, Inc.	13,559,617

		14,424,380

Media – (8.43%)
365,400	Comcast Corp., Special Class A	5,848,227
43,287	DIRECTV, Class A *	1,443,405
390,290	Grupo Televisa S.A., ADR (Mexico)	8,102,420
188,916	Lagardere S.C.A. (France)	7,648,370
4,328	Liberty Media - Starz, Series A *	199,759
129,800	News Corp., Class A	1,778,260
671,800	Walt Disney Co.	21,665,550

		46,685,991

Retailing – (0.30%)
37,080	CarMax, Inc. *	899,190
68,540	Liberty Media Corp. - Interactive, Series A *	743,316

		1,642,506

	Total Consumer Discretionary	78,799,465

CONSUMER STAPLES – (3.29%)
Food & Staples Retailing – (0.62%)
3,990	Costco Wholesale Corp.	235,969
98,500	CVS Caremark Corp.	3,172,685

		3,408,654

Food, Beverage & Tobacco – (1.65%)
218,475	Heineken Holding NV (Netherlands)	9,137,306

Household & Personal Products – (1.02%)
129,000	Mead Johnson Nutrition Co.	5,637,300

	Total Consumer Staples	18,183,260

ENERGY – (7.41%)
85,800	Devon Energy Corp.	6,306,300
111,800	Occidental Petroleum Corp.	9,094,930
224,110	Tenaris S.A., ADR (Argentina)	9,558,292
194,159	Transocean Ltd. *	16,076,365

	Total Energy	41,035,887

FINANCIALS – (15.03%)
Banks – (1.52%)
	Commercial Banks – (1.52%)
192,400	Banco Santander Brasil S.A., ADS (Brazil)	2,682,056
211,030	Wells Fargo & Co.	5,695,700

		8,377,756

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2009

Shares	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (9.30%)
	Capital Markets – (3.31%)
386,640	Bank of New York Mellon Corp.	$10,814,321
370,830	Charles Schwab Corp.	6,982,729
163,945	E*TRADE Financial Corp. *	287,723
5,582	GAM Holding Ltd. (Switzerland)	67,593
5,582	Julius Baer Group Ltd. (Switzerland)	196,310

		18,348,676

	Diversified Financial Services – (5.99%)
1,181	CME Group Inc.	397,176
691,250	Oaktree Capital Group LLC, Class A (a)	23,156,875
110,235	Pargesa Holdings S.A., Bearer Shares (Switzerland)	9,591,227

		33,145,278

		51,493,954

Insurance – (4.21%)
	Insurance Brokers – (0.26%)
23,200	Aon Corp.	889,488
31,066	Brown & Brown, Inc.	558,256

		1,447,744

	Property & Casualty Insurance – (2.74%)
1,794	Berkshire Hathaway Inc., Class B *	5,895,084
27,204	Markel Corp. *	9,249,360

		15,144,444

	Reinsurance – (1.21%)
8,860	Everest Re Group, Ltd.	759,125
7,010	RenaissanceRe Holdings Ltd.	372,582
107,395	Transatlantic Holdings, Inc.	5,596,353

		6,728,060

		23,320,248

	Total Financials	83,191,958

HEALTH CARE – (18.51%)
Health Care Equipment & Services – (7.27%)
201,950	Becton, Dickinson and Co.	15,925,777
33,347	CareFusion Corp. *	834,009
174,150	IDEXX Laboratories, Inc. *	9,310,059
159,700	Laboratory Corp. of America Holdings *	11,951,948
72,340	UnitedHealth Group Inc.	2,204,923

		40,226,716

Pharmaceuticals, Biotechnology & Life Sciences – (11.24%)
422,660	Johnson & Johnson	27,223,530
779,946	Merck & Co., Inc.	28,499,227
23,200	Millipore Corp. *	1,678,520
266,900	Pfizer Inc.	4,854,911

		62,256,188

	Total Health Care	102,482,904

INDUSTRIALS – (6.28%)
Capital Goods – (3.37%)
207,840	ABB Ltd., ADR (Switzerland)	3,969,744

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2009

Shares	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Capital Goods – (Continued)
706,968	Blount International, Inc. *	$7,140,377
262,570	Shaw Group Inc. *	7,548,887

		18,659,008

Commercial & Professional Services – (1.07%)
1,570	D&B Corp.	132,461
253,920	Iron Mountain Inc. *	5,779,219

		5,911,680

Transportation – (1.84%)
958,000	Clark Holdings, Inc. *(b)	364,040
80,920	Kuehne & Nagel International AG, Registered (Switzerland)	7,867,783
73,400	Ryanair Holdings PLC, ADR (Ireland)*	1,968,588

		10,200,411

	Total Industrials	34,771,099

INFORMATION TECHNOLOGY – (22.56%)
Semiconductors & Semiconductor Equipment – (3.61%)
766,020	Texas Instruments Inc.	19,962,481

Software & Services – (13.14%)
666,400	Activision Blizzard, Inc. *	7,407,036
46,839	Google Inc., Class A *	29,039,946
725,730	Microsoft Corp.	22,127,507
176,600	NetEase.com Inc., ADR (China)*	6,641,926
160,710	SAP AG, ADR (Germany)	7,522,835

		72,739,250

Technology Hardware & Equipment – (5.81%)
535,060	Agilent Technologies, Inc. *	16,624,314
44,880	Cisco Systems, Inc. *	1,074,652
154,400	Harris Corp.	7,341,720
89,600	Hewlett-Packard Co.	4,615,296
19,200	International Business Machines Corp.	2,513,280

		32,169,262

	Total Information Technology	124,870,993

MATERIALS – (7.73%)
146,900	Monsanto Co.	12,009,075
256,910	Sigma-Aldrich Corp.	12,984,231
961,400	Sino-Forest Corp. (Canada)*	17,815,109

	Total Materials	42,808,415

TELECOMMUNICATION SERVICES – (0.71%)
59,000	America Movil SAB de C.V., Series L, ADR (Mexico)	2,771,820
26,990	American Tower Corp., Class A *	1,166,238

	Total Telecommunication Services	3,938,058

UTILITIES – (0.15%)
17,300	Exelon Corp.	845,451

	Total Utilities	845,451

	TOTAL COMMON STOCK – (Identified cost $453,447,049)	530,927,490

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2009

Principal	Security	Value (Note 1)
CONVERTIBLE BONDS – (1.03%)
TELECOMMUNICATION SERVICES – (1.03%)
$5,600,000	Level 3 Communications, Inc., Conv. Sr. Notes, 10.00%, 05/01/11	$5,684,000

	TOTAL CONVERTIBLE BONDS – (Identified cost $5,600,000)	5,684,000

SHORT TERM INVESTMENTS – (3.41%)
6,283,000	Banc of America Securities LLC Joint Repurchase Agreement,
	0.01%, 01/04/10, dated 12/31/09, repurchase value of $6,283,007
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.131%-5.959%, 02/01/35-06/01/38, total market value $6,408,660)	6,283,000
12,565,000	Mizuho Securities USA Inc. Joint Repurchase Agreement,
	0.03%, 01/04/10, dated 12/31/09, repurchase value of $12,565,042
	(collateralized by: U.S. Government agency obligations in a pooled cash account, 0.93%-2.625%, 03/30/10-12/31/14, total market value $12,816,300)	12,565,000

	TOTAL SHORT TERM INVESTMENTS – (Identified cost $18,848,000)	18,848,000

	Total Investments – (100.34%) – (Identified cost $477,895,049) – (c)	555,459,490
	Liabilities Less Other Assets – (0.34%)	(1,855,582)

	Net Assets – (100.00%)	$553,603,908

ADR: American Depositary Receipt
ADS: American Depositary Share
*	Non-Income producing security.
(a)	Illiquid Security – See Note 8 of the Notes to Financial Statements.
(b)
Affiliated Company.  Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 2009.  The aggregate fair value of the securities of affiliated companies held by the Fund as of December 31, 2009, amounts to $364,040.  Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares December 31, 2008	Gross Additions	Gross Reductions	Shares December 31, 2009	Dividend Income
Clark Holdings, Inc.	958,000	–	–	958,000	$–

(c)	Aggregate cost for federal income tax purposes is $484,798,400. At December 31, 2009 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$100,093,867
	Unrealized depreciation	(29,432,777)
	Net unrealized appreciation	$70,661,090

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND	December 31, 2009

Principal	Security	Value (Note 1)
GOVERNMENT AGENCY NOTES – (4.58%)
$500,000	Fannie Mae, 5.00%, 07/28/10	$513,439
965,502	Fannie Mae, 4.10%, 11/25/10	986,299
400,000	Fannie Mae, 4.00%, 01/28/13	423,482
340,000	Federal Farm Credit Bank, 4.50%, 10/04/10	350,538
1,000,000	Federal Home Loan Bank, 4.875%, 03/12/10	1,009,014
185,000	Federal Home Loan Bank, 4.75%, 08/13/10	190,013
861,009	Federal Home Loan Bank, 5.30%, 06/15/12	907,354
698,023	Final Maturity Amortizing Notes, 4.10%, 01/25/10	699,076
2,064,083	Final Maturity Amortizing Notes, 4.62%, 04/25/10	2,083,486
200,000	Freddie Mac, 5.00%, 10/18/10	207,306

	TOTAL GOVERNMENT AGENCY NOTES – (Identified cost $7,261,496)	7,370,007

MORTGAGES – (91.65%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (47.62%)
442,800	Fannie Mae, 4.50%, 01/25/14	458,388
20,900	Fannie Mae, 5.00%, 07/25/15	21,067
1,040,683	Fannie Mae, 3.50%, 09/25/16	1,073,082
1,134,938	Fannie Mae, 5.00%, 02/25/17	1,176,526
2,234,150	Fannie Mae, 5.00%, 12/25/17	2,309,484
1,265,000	Fannie Mae, 4.00%, 01/25/19	1,311,087
5,000,000	Fannie Mae, 4.00%, 04/25/19	5,158,104
906,770	Fannie Mae, 4.50%, 07/25/21	917,910
2,262,219	Fannie Mae, 4.00%, 11/25/22	2,309,010
1,218,534	Fannie Mae, 5.50%, 11/25/23	1,277,592
201,008	Fannie Mae, 8.00%, 12/17/24	204,105
207,727	Fannie Mae, 5.00%, 02/25/25	210,327
251,043	Fannie Mae, 5.50%, 11/25/25	253,261
4,944,864	Fannie Mae, 4.00%, 03/25/27	5,042,198
450,980	Fannie Mae, 5.50%, 03/25/28	461,931
493,066	Freddie Mac, 4.00%, 09/15/10	501,824
182,436	Freddie Mac, 4.50%, 02/15/15	184,835
3,129,846	Freddie Mac, 4.00%, 10/15/15	3,199,048
1,129,168	Freddie Mac, 4.50%, 05/15/16	1,161,899
2,354,116	Freddie Mac, 4.00%, 09/15/16	2,432,033
600,000	Freddie Mac, 4.00%, 01/15/17	624,356
1,521,213	Freddie Mac, 5.00%, 12/15/17	1,609,980
679,157	Freddie Mac, 3.50%, 01/15/18	698,600
1,287,838	Freddie Mac, 5.00%, 01/15/18	1,342,885
3,523,480	Freddie Mac, 4.00%, 06/15/18	3,654,088
488,144	Freddie Mac, 4.50%, 09/15/18	492,489
583,390	Freddie Mac, 5.00%, 05/15/19	610,043
2,609,588	Freddie Mac, 5.00%, 12/15/22	2,650,527
4,694,775	Freddie Mac, 1.30%, 03/15/24 (a)	4,762,557
207,932	Freddie Mac, 5.00%, 06/15/25	212,801
300,000	Freddie Mac, 5.00%, 05/15/27	314,208
275,765	Freddie Mac, 5.50%, 12/15/27	277,562
1,649,869	Freddie Mac, 5.50%, 12/15/27	1,671,021
2,000,000	Freddie Mac, 5.00%, 09/15/28	2,094,537
6,425,826	Freddie Mac, 4.50%, 06/15/29	6,681,239
202,054	Freddie Mac, 6.00%, 03/15/30	206,529

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2009

Principal	Security	Value (Note 1)
MORTGAGES – (CONTINUED)
COLLATERALIZED MORTGAGE OBLIGATIONS – (CONTINUED)
$5,000,000	Freddie Mac, 4.50%, 08/15/32	$5,208,208
1,169,582	Freddie Mac, 4.25%, 06/15/33	1,204,945
4,692,298	Ginnie Mae, 4.00%, 11/20/30	4,874,613
4,581,864	Ginnie Mae, 5.00%, 02/16/32	4,763,930
2,921,076	Ginnie Mae, 5.00%, 08/20/32	2,979,978

	Total Collateralized Mortgage Obligations	76,598,807

FANNIE MAE POOLS – (17.93%)
179,233	4.00%, 08/01/10, Pool No. 254861	180,311
1,263,140	3.50%, 04/01/11, Pool No. 255245	1,273,027
314,198	4.50%, 01/01/13, Pool No. 254646	322,828
1,184,360	4.566%, 01/01/15, Pool No. 725788	1,235,115
2,621,234	6.00%, 09/01/17, Pool No. 665776	2,819,547
1,293,473	5.00%, 03/01/18, Pool No. 357369	1,371,082
2,037,369	4.50%, 08/01/18, Pool No. 254833	2,136,309
1,955,861	5.00%, 12/01/18, Pool No. 257504	2,073,213
1,464,177	4.00%, 01/01/19, Pool No. 976841	1,505,540
132,310	6.50%, 07/01/32, Pool No. 635069	143,201
1,524,210	2.663%, 10/01/32, Pool No. 648917 (b)	1,538,055
810,833	4.739%, 05/01/35, Pool No. 826242 (b)	841,442
5,596,093	2.62%, 10/01/35, Pool No. 836852 (b)	5,665,253
1,352,834	5.055%, 01/01/36, Pool No. 848973 (b)	1,414,178
272,208	3.803%, 03/01/36, Pool No. 843396 (b)	272,329
994,648	5.611%, 04/01/36, Pool No. 851605 (b)	1,043,884
4,847,472	3.043%, 06/01/36, Pool No. AD0169 (b)	5,003,251

	Total Fannie Mae Pools	28,838,565

FREDDIE MAC POOLS – (25.09%)
727,191	5.00%, 02/01/10, Pool No. M90972	729,125
2,533,030	4.00%, 03/01/10, Pool No. M80806	2,539,686
378,698	4.50%, 03/01/10, Pool No. M80807	379,846
3,053,836	4.50%, 05/01/10, Pool No. M80818	3,073,829
543,927	3.00%, 10/01/10, Pool No. M91001	542,722
1,988,610	4.50%, 10/01/10, Pool No. M80856	2,025,386
502,918	4.00%, 11/01/10, Pool No. M80864	508,631
1,980,556	4.50%, 11/01/10, Pool No. M80865	2,009,769
752,838	4.00%, 02/01/11, Pool No. M80897	763,580
1,535,726	4.00%, 03/01/11, Pool No. M80903	1,557,638
661,047	5.00%, 03/01/12, Pool No. M80963	684,777
660,382	3.50%, 04/01/12, Pool No. M80974	669,400
812,874	4.00%, 12/01/12, Pool No. M81008	840,243
734,564	4.50%, 03/01/15, Pool No. B18794	759,484
1,526,663	5.50%, 12/01/18, Pool No. G11684	1,634,770
4,887,136	4.00%, 09/01/19, Pool No. J10871	5,002,900
2,102,094	5.00%, 05/01/21, Pool No. G13296	2,228,219
1,758,913	5.00%, 09/01/21, Pool No. G12673	1,854,554
1,216,935	5.50%, 06/01/22, Pool No. G12688	1,290,560
7,276,841	5.20%, 09/20/30, Pool No. G80340	7,719,782
527,124	3.904%, 12/01/34, Pool No. 1H1238 (b)	537,133
2,916,007	4.757%, 04/01/35, Pool No. 782528 (b)	3,009,897

	Total Freddie Mac Pools	40,361,931

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2009

Principal	Security	Value (Note 1)
MORTGAGES – (CONTINUED)
GINNIE MAE POOLS – (1.01%)
$1,525,184	6.50%, 09/15/13, Pool No. 780856	$1,620,555

	Total Ginnie Mae Pools	1,620,555

	TOTAL MORTGAGES – (Identified cost $145,746,671)	147,419,858

PRIVATE EXPORT FUNDING – (0.68%)
1,000,000	5.685%, 05/15/12	1,095,888

	TOTAL PRIVATE EXPORT FUNDING – (Identified cost $1,076,772)	1,095,888

OTHER AGENCIES – (0.21%)
300,000	Housing Urban Development, 6.00%, 08/01/20	326,454

	TOTAL OTHER AGENCIES – (Identified cost $329,979)	326,454

SHORT TERM INVESTMENTS – (2.95%)
1,583,000	Banc of America Securities LLC Joint Repurchase Agreement,
	0.01%, 01/04/10, dated 12/31/09, repurchase value of $1,583,002
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.131%-5.959%, 02/01/35-06/01/38, total market value $1,614,660)	1,583,000
3,166,000	Mizuho Securities USA Inc. Joint Repurchase Agreement,
	0.03%, 01/04/10, dated 12/31/09, repurchase value of $3,166,011
	(collateralized by: U.S. Government agency obligations in a pooled cash account, 0.93%-2.625%, 03/30/10-12/31/14, total market value $3,229,320)	3,166,000

	TOTAL SHORT TERM INVESTMENTS – (Identified cost $4,749,000)	4,749,000

	Total Investments – (100.07%) – (Identified cost $159,163,918) – (c)	160,961,207
	Liabilities Less Other Assets – (0.07%)	(108,049)

	Net Assets – (100.00%)	$160,853,158

(a)
The interest rates on floating rate securities, shown as of December 31, 2009, may change daily or less frequently and are based on indices of market interest rates.  For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	The interest rates on adjustable rate securities, shown as of December 31, 2009, may change daily or less frequently and are based on indices of market interest rates.
(c)	Aggregate cost for federal income tax purposes is $159,163,918. At December 31, 2009 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$2,121,189
	Unrealized depreciation	(323,900)
	Net unrealized appreciation	$1,797,289

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2009

Principal	Security	Value (Note 1)
FANNIE MAE – (13.70%)
$2,028,000	7.25%, 01/15/10	$2,033,401
600,000	0.18%, 01/19/10 (a)	599,946
1,274,000	4.30%, 01/19/10	1,276,429
5,926,000	3.25%, 02/10/10	5,944,128
3,000,000	4.40%, 03/08/10	3,022,038
3,495,000	4.75%, 03/12/10	3,523,847
500,000	0.25%, 03/15/10 (a)	499,747
560,000	2.50%, 04/09/10	563,032
525,000	5.00%, 04/19/10	532,390
1,475,000	4.75%, 04/20/10	1,494,022
500,000	0.20%, 05/12/10 (a)	499,636
1,060,000	4.65%, 05/17/10	1,077,451
550,000	0.20%, 05/19/10 (a)	549,578
500,000	3.255%, 06/09/10	506,513
676,000	7.125%, 06/15/10	696,756
6,000,000	0.22%, 07/12/10 (a)	5,992,960
10,750,000	0.1744%, 07/13/10 (b)	10,749,474
1,000,000	0.27%, 07/19/10 (a)	998,508
500,000	0.2281%, 08/05/10 (b)	500,019

	TOTAL FANNIE MAE – (Identified cost $41,059,875)	41,059,875

FEDERAL FARM CREDIT BANK – (22.72%)
4,500,000	0.1313%, 03/29/10 (b)	4,499,245
1,025,000	5.32%, 05/11/10	1,043,572
1,800,000	0.1519%, 06/22/10 (b)	1,799,567
5,000,000	0.1219%, 06/24/10 (b)	5,000,000
10,000,000	0.2347%, 07/06/10 (b)	10,001,559
2,000,000	3.30%, 07/21/10	2,033,560
9,700,000	0.2047%, 09/03/10 (b)	9,700,000
14,000,000	0.09%, 09/21/10 (b)	13,998,985
9,500,000	0.1563%, 10/26/10 (b)	9,500,000
510,000	0.4844%, 11/04/10 (b)	511,393
10,000,000	0.1725%, 11/17/10 (b)	9,999,993

	TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $68,087,874)	68,087,874

FEDERAL HOME LOAN BANK – (27.36%)
400,000	0.124%, 01/08/10 (b)	400,000
3,000,000	0.31%, 01/14/10	2,999,982
500,000	1.12%, 01/15/10	500,153
3,230,000	3.875%, 01/15/10	3,234,277
17,000,000	0.65%, 01/27/10 (b)	17,003,222
1,400,000	0.47%, 02/02/10 (a)	1,399,415
8,000,000	0.66%, 02/02/10 (b)	8,000,000
500,000	4.30%, 02/09/10	502,027
600,000	3.875%, 02/12/10	602,416
3,175,000	7.375%, 02/12/10	3,200,320
499,000	0.20%, 02/23/10 (a)	498,853
1,000,000	4.21%, 02/23/10	1,005,595
1,000,000	1.05%, 03/09/10	1,001,344

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	December 31, 2009

Principal	Security	Value (Note 1)
FEDERAL HOME LOAN BANK – (CONTINUED)
$500,000	1.10%, 03/11/10	$500,636
2,000,000	0.79%, 03/12/10 (b)	2,002,465
2,000,000	2.75%, 03/12/10	2,008,755
500,000	3.75%, 04/01/10	504,028
800,000	0.82%, 04/28/10	801,438
600,000	7.625%, 05/14/10	616,164
250,000	4.50%, 06/09/10	254,634
350,000	4.25%, 06/11/10	355,412
4,000,000	5.25%, 06/11/10	4,088,420
3,725,000	2.75%, 06/18/10	3,767,956
1,000,000	0.0441%, 07/06/10 (b)	999,126
2,000,000	1.05%, 07/08/10	2,008,011
2,560,000	0.134%, 07/09/10 (b)	2,561,429
4,825,000	0.184%, 07/13/10 (b)	4,825,621
500,000	4.375%, 07/13/10	510,717
380,000	0.212%, 07/27/10 (b)	380,139
500,000	5.00%, 08/11/10	514,443
325,000	4.125%, 08/13/10	332,466
2,025,000	5.00%, 09/01/10	2,088,213
500,000	0.51%, 11/01/10 (b)	501,054
12,000,000	0.1425%, 11/17/10 (b)	12,000,000

	TOTAL FEDERAL HOME LOAN BANK – (Identified cost $81,968,731)	81,968,731

FREDDIE MAC – (10.72%)
400,000	0.20%, 01/26/10 (a)	399,944
1,000,000	5.00%, 01/29/10	1,003,652
265,000	4.875%, 02/09/10	266,278
500,000	4.10%, 03/02/10	503,077
850,000	0.26%, 03/23/10 (a)	849,503
500,000	0.20%, 04/28/10 (a)	499,675
990,000	2.875%, 04/30/10	997,530
500,000	0.20%, 05/04/10 (a)	499,658
500,000	0.20%, 05/14/10 (a)	499,631
600,000	0.25%, 06/01/10 (a)	599,371
5,000,000	0.21%, 06/07/10 (a)	4,995,421
7,496,000	0.19%, 06/21/10 (a)	7,489,235
5,000,000	0.21%, 06/28/10 (a)	4,994,808
480,000	4.125%, 07/12/10	489,484
5,000,000	0.28%, 08/23/10 (a)	4,990,900
900,000	4.75%, 09/22/10	927,550
2,100,000	0.2306%, 12/30/10 (b)	2,101,765

	TOTAL FREDDIE MAC – (Identified cost $32,107,482)	32,107,482

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	December 31, 2009

Principal	Security	Value (Note 1)
MORTGAGES – (0.92%)
FANNIE MAE POOLS – (0.06%)
$178,013	4.50%, 03/01/10, Pool No. 254678	$178,625

	Total Fannie Mae Pools	178,625

FREDDIE MAC POOLS – (0.86%)
2,508,160	4.50%, 01/01/10, Pool No. M80792	2,508,160
79,884	4.50%, 01/01/10, Pool No. M90967	79,884

	Total Freddie Mac Pools	2,588,044

	TOTAL MORTGAGES – (Identified cost $2,766,669)	2,766,669

OTHER AGENCIES – (0.52%)
1,142,000	FICO Strip, 0.2501%, 02/03/10 (a)	1,141,745
423,000	FICO Strip, 0.3505%, 06/06/10 (a)	422,366

	TOTAL OTHER AGENCIES – (Identified cost $1,564,111)	1,564,111

REPURCHASE AGREEMENTS – (13.01%)
12,996,000	Banc of America Securities LLC Joint Repurchase Agreement,
	0.01%, 01/04/10, dated 12/31/09, repurchase value of $12,996,014
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.131%-5.959%, 02/01/35-06/01/38, total market value $13,255,920)	12,996,000
25,991,000	Mizuho Securities USA Inc. Joint Repurchase Agreement,
	0.03%, 01/04/10, dated 12/31/09, repurchase value of $25,991,087
	(collateralized by: U.S. Government agency obligations in a pooled cash account, 0.93%-2.625%, 03/30/10-12/31/14, total market value $26,510,820)	25,991,000

	TOTAL REPURCHASE AGREEMENTS – (Identified cost $38,987,000)	38,987,000

	Total Investments – (88.95%) – (Identified cost $266,541,742) – (c)	266,541,742
	Other Assets Less Liabilities – (11.05%)	33,100,507

	Net Assets – (100.00%)	$299,642,249

(a)	Zero coupon bonds reflect the effective yield on the date of purchase.
(b)
The interest rates on floating rate securities, shown as of December 31, 2009, may change daily or less frequently and are based on indices of market interest rates.  For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(c)	Aggregate cost for federal income tax purposes is $266,541,742.
See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND	December 31, 2009

Shares	Security	Value (Note 1)
COMMON STOCK – (100.00%)
ENERGY – (5.64%)
540,100	Canadian Natural Resources Ltd. (Canada)	$38,860,195

	Total Energy	38,860,195

FINANCIALS – (89.86%)
Banks – (13.54%)
	Commercial Banks – (13.54%)
159,000	Banco Santander Brasil S.A., ADS (Brazil)	2,216,460
150,700	ICICI Bank Ltd., ADR (India)	5,682,897
459,950	State Bank of India Ltd., GDR (India)	45,252,186
1,485,800	Wells Fargo & Co.	40,101,742

		93,253,285

Diversified Financials – (44.37%)
	Capital Markets – (19.35%)
393,500	Ameriprise Financial, Inc.	15,275,670
1,143,200	Bank of New York Mellon Corp.	31,975,304
792,600	Brookfield Asset Management Inc., Class A (Canada)	17,579,868
143,200	Charles Schwab Corp.	2,696,456
777,200	GAM Holding Ltd. (Switzerland)	9,411,163
157,400	Goldman Sachs Group, Inc.	26,575,416
777,200	Julius Baer Group Ltd. (Switzerland)	27,332,917
47,200	T. Rowe Price Group Inc.	2,514,108

		133,360,902

	Consumer Finance – (11.92%)
1,949,000	American Express Co.	78,973,480
1,483,200	First Marblehead Corp. *	3,159,216

		82,132,696

	Diversified Financial Services – (13.10%)
137,820	Bank of America Corp.	2,075,569
192,300	Cielo S.A. (Brazil)	1,694,361
154,060	JPMorgan Chase & Co.	6,419,680
872,600	Moody's Corp.	23,385,680
1,102,000	Oaktree Capital Group LLC, Class A (a)	36,917,000
106,400	RHJ International (Belgium)*	808,043
396,550	RHJ International, 144A (Belgium)*(b)(c)	3,038,168
182,000	Visa Inc., Class A	15,917,720

		90,256,221

		305,749,819

Insurance – (31.95%)
	Life & Health Insurance – (3.24%)
304,733	China Life Insurance Co., Ltd., ADR (China)	22,352,165

	Multi-line Insurance – (7.76%)
1,470,600	Loews Corp.	53,456,310

	Property & Casualty Insurance – (9.59%)
191,500	ACE Ltd.	9,651,600
184,300	FPIC Insurance Group, Inc. *	7,119,509
79,200	Markel Corp. *	26,928,000
1,244,000	Progressive Corp. (Ohio) *	22,379,560

		66,078,669

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2009

Shares/Principal	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
Reinsurance – (11.36%)
225,000	Everest Re Group, Ltd.	$19,278,000
1,132,087	Transatlantic Holdings, Inc.	58,993,054

		78,271,054

		220,158,198

	Total Financials	619,161,302

INDUSTRIALS – (2.97%)
Commercial & Professional Services – (2.97%)
242,650	D&B Corp.	20,472,381

	Total Industrials	20,472,381

MATERIALS – (1.53%)
483,400	Sealed Air Corp.	10,567,124

	Total Materials	10,567,124

	TOTAL COMMON STOCK – (Identified cost $479,174,744)	689,061,002

SHORT TERM INVESTMENTS – (0.06%)
$126,000	Banc of America Securities LLC Joint Repurchase Agreement,
	0.01%, 01/04/10, dated 12/31/09, repurchase value of $126,000
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.131%-5.959%, 02/01/35-06/01/38, total market value $128,520)	126,000
253,000	Mizuho Securities USA Inc. Joint Repurchase Agreement,
	0.03%, 01/04/10, dated 12/31/09, repurchase value of $253,001
	(collateralized by: U.S. Government agency obligations in a pooled cash account, 0.93%-2.625%, 03/30/10-12/31/14, total market value $258,060)	253,000

	TOTAL SHORT TERM INVESTMENTS – (Identified cost $379,000)	379,000

	Total Investments – (100.06%) – (Identified cost $479,553,744) – (d)	689,440,002
	Liabilities Less Other Assets – (0.06%)	(409,000)

	Net Assets – (100.00%)	$689,031,002

ADR: American Depositary Receipt
ADS: American Depositary Share
GDR: Global Depositary Receipt
*	Non-Income producing security.
(a)	Illiquid Security – See Note 8 of the Notes to Financial Statements.
(b)	Restricted Security – See Note 8 of the Notes to Financial Statements.
(c)
This security is subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations.  This security amounted to $3,038,168, or 0.44% of the Fund's net assets, as of December 31, 2009.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2009

(d)	Aggregate cost for federal income tax purposes is $479,937,125. At December 31, 2009 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$255,913,293
	Unrealized depreciation	(46,410,416)
	Net unrealized appreciation	$209,502,877

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND	December 31, 2009

Shares	Security	Value (Note 1)
COMMON STOCK – (49.61%)
CONSUMER DISCRETIONARY – (7.74%)
Media – (2.09%)
654,000	News Corp., Class A	$8,959,800

Retailing – (5.65%)
56,713	Amazon.com, Inc. *	7,632,435
307,900	Kohl's Corp. *	16,605,047

		24,237,482

	Total Consumer Discretionary	33,197,282

CONSUMER STAPLES – (8.90%)
Food & Staples Retailing – (4.15%)
647,800	Whole Foods Market, Inc. *	17,785,349

Food, Beverage & Tobacco – (2.72%)
952,300	Tyson Foods, Inc., Class A	11,684,721

Household & Personal Products – (2.03%)
277,200	Avon Products, Inc.	8,731,800

	Total Consumer Staples	38,201,870

ENERGY – (6.16%)
219,000	Devon Energy Corp.	16,096,500
472,000	Nabors Industries Ltd. *	10,332,080

	Total Energy	26,428,580

FINANCIALS – (7.07%)
Diversified Financials – (7.07%)
	Consumer Finance – (2.31%)
244,000	American Express Co.	9,886,880

	Diversified Financial Services – (4.76%)
572,476	Bank of America Corp.	8,621,488
3,565,760	Citigroup Inc. *	11,802,666

		20,424,154

		30,311,034

	Total Financials	30,311,034

HEALTH CARE – (2.21%)
Health Care Equipment & Services – (2.21%)
311,000	Universal Health Services, Inc., Class B	9,485,500

	Total Health Care	9,485,500

INDUSTRIALS – (10.19%)
Capital Goods – (7.28%)
421,200	General Electric Co.	6,372,756
567,900	Masco Corp.	7,842,699
723,290	Quanta Services, Inc. *	15,073,364
200,000	United Rentals, Inc. *	1,962,000

		31,250,819

Commercial & Professional Services – (2.91%)
120,000	School Specialty, Inc. *	2,810,400
290,000	Waste Connections, Inc. *	9,668,600

		12,479,000

	Total Industrials	43,729,819

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2009

Shares/Principal	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (2.80%)
Semiconductors & Semiconductor Equipment – (2.80%)
445,597	Fairchild Semiconductor International, Inc. *	$4,451,514
55,000	Intel Corp.	1,122,275
291,700	International Rectifier Corp. *	6,452,404

		12,026,193

	Total Information Technology	12,026,193

MATERIALS – (2.74%)
96,000	Allegheny Technologies, Inc.	4,297,920
340,000	Sealed Air Corp.	7,432,400

	Total Materials	11,730,320

UTILITIES – (1.80%)
580,700	AES Corp. *	7,729,117

	Total Utilities	7,729,117

	TOTAL COMMON STOCK – (Identified cost $261,671,939)	212,839,715

CONVERTIBLE PREFERRED STOCK – (9.90%)
FINANCIALS – (2.95%)
Diversified Financials – (0.97%)
	Diversified Financial Services – (0.97%)
40,000	Citigroup Inc., 7.50%, Conv. Pfd., T-DECS	4,166,800

Real Estate – (1.98%)
393,710	Alexandria Real Estate Equities, Inc., 7.00%, Series D, Conv. Pfd.	8,489,372

	Total Financials	12,656,172

INDUSTRIALS – (1.66%)
Capital Goods – (0.75%)
109,741	United Rentals Trust I, 6.50%, Conv. Pfd.	3,244,218

Transportation – (0.91%)
161,300	Continental Airlines Finance Trust II, 6.00%, Cum. Conv. Pfd.	3,891,363

	Total Industrials	7,135,581

MATERIALS – (2.15%)
80,000	Freeport-McMoRan Copper & Gold, Inc., 6.75%, Conv. Pfd.	9,220,000

	Total Materials	9,220,000

UTILITIES – (3.14%)
288,810	AES Trust III, 6.75%, Conv. Pfd.	13,465,766

	Total Utilities	13,465,766

	TOTAL CONVERTIBLE PREFERRED STOCK – (Identified cost $31,344,712)	42,477,519

CONVERTIBLE BONDS – (36.71%)
CONSUMER DISCRETIONARY – (3.32%)
Consumer Durables & Apparel – (0.86%)
$4,000,000	Eastman Kodak Co., 144A Conv. Sr. Notes, 7.00%, 04/01/17 (a)	3,670,000

Media – (2.46%)
16,050,000	News America Inc., Conv. Notes, Zero coupon, 3.38%, 02/28/21 (b)(c)(d)	10,571,060

	Total Consumer Discretionary	14,241,060

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2009

Principal	Security	Value (Note 1)
CONVERTIBLE BONDS – (CONTINUED)
CONSUMER STAPLES – (3.38%)
Food, Beverage & Tobacco – (3.38%)
$14,000,000	Tyson Foods, Inc., Conv. Sr. Notes, 3.25%, 10/15/13	$14,490,000

	Total Consumer Staples	14,490,000

ENERGY – (0.57%)
2,500,000	Nabors Industries Inc., Conv. Sr. Notes, 0.94%, 05/15/11	2,456,250

	Total Energy	2,456,250

FINANCIALS – (10.72%)
Diversified Financials – (0.07%)
	Capital Markets – (0.07%)
250,000	Janus Capital Group Inc., Conv. Sr. Notes, 3.25%, 07/15/14	302,500

Real Estate – (10.65%)
1,750,000	Digital Realty Trust, Inc., 144A Conv. Sr. Notes, 4.125%, 08/15/26 (a)	2,775,938
7,000,000	Digital Realty Trust, Inc., 144A Conv. Sr. Notes, 5.50%, 04/15/29 (a)	9,143,750
23,000,000	Forest City Enterprises, Inc., Conv. Sr. Notes, 3.625%, 10/15/14	22,913,750
1,700,000	Forest City Enterprises, Inc., 144A Conv. Sr. Notes, 5.00%, 10/15/16 (a)	1,857,250
9,000,000	Reckson Operating Partnership, L.P., Conv. Sr. Notes (Convertible into SL Green Realty Corp.), 4.00%, 06/15/25	9,000,000

		45,690,688

	Total Financials	45,993,188

HEALTH CARE – (1.09%)
Pharmaceuticals, Biotechnology & Life Sciences – (1.09%)
3,900,000	Valeant Pharmaceuticals International, Conv. Sub. Notes, 4.00%, 11/15/13	4,680,000

	Total Health Care	4,680,000

INDUSTRIALS – (10.08%)
Capital Goods – (0.85%)
3,720,000	United Rentals North America Inc., Conv. Sr. Sub., 1.875%, 10/15/23	3,636,300

Commercial & Professional Services – (9.23%)
8,500,000	School Specialty, Inc., Conv. Sub. Deb., 3.75%, 11/30/26	8,106,875
22,101,000	School Specialty, Inc., Conv. Sub. Notes, 3.75%/Zero coupon, 08/01/23 (e)	21,797,111
9,000,000	Waste Connections, Inc., Conv. Sr. Notes, 3.75%, 04/01/26	9,720,000

		39,623,986

	Total Industrials	43,260,286

INFORMATION TECHNOLOGY – (4.30%)
Semiconductors & Semiconductor Equipment – (4.30%)
8,000,000	Intel Corp., 144A Conv. Jr. Sub. Deb., 3.25%, 08/01/39 (a)	9,230,000
9,500,000	Intel Corp., Conv. Sub. Deb., 2.95%, 12/15/35	9,215,000

		18,445,000

	Total Information Technology	18,445,000

MATERIALS – (3.25%)
4,000,000	Allegheny Technologies, Inc., Conv. Sr. Notes, 4.25%, 06/01/14	5,495,000
4,500,000	United States Steel Corp., Conv. Sr. Notes, 4.00%, 05/15/14	8,454,375

	Total Materials	13,949,375

	TOTAL CONVERTIBLE BONDS – (Identified cost $150,733,376)	157,515,159

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2009

Principal	Security	Value (Note 1)
CORPORATE BONDS – (3.10%)
CONSUMER DISCRETIONARY – (0.65%)
Retailing – (0.65%)
2,500,000	Kohl's Corp., Sr. Notes, 6.25%, 12/15/17	$2,770,670

	Total Consumer Discretionary	2,770,670

FINANCIALS – (0.23%)
Real Estate – (0.23%)
14,000,000	Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13 (b)	997,500

	Total Financials	997,500

INDUSTRIALS – (2.22%)
Capital Goods – (2.22%)
10,000,000	Masco Corp., 6.125%, 10/03/16	9,542,300

	Total Industrials	9,542,300

	TOTAL CORPORATE BONDS – (Identified cost $24,666,814)	13,310,470

SHORT TERM INVESTMENTS – (0.41%)
582,000	Banc of America Securities LLC Joint Repurchase Agreement,
	0.01%, 01/04/10, dated 12/31/09, repurchase value of $582,001
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.131%-5.959%, 02/01/35-06/01/38, total market value $593,640)	582,000
1,163,000	Mizuho Securities USA Inc. Joint Repurchase Agreement,
	0.03%, 01/04/10, dated 12/31/09, repurchase value of $1,163,004
	(collateralized by: U.S. Government agency obligations in a pooled cash account, 0.93%-2.625%, 03/30/10-12/31/14, total market value $1,186,260)	1,163,000

	TOTAL SHORT TERM INVESTMENTS – (Identified cost $1,745,000)	1,745,000

Total Investments – (99.73%) – (Identified cost $470,161,841) – (f)		427,887,863
Other Assets Less Liabilities – (0.27%)		1,175,186

	Net Assets – (100.00%)	$429,063,049

T-DECS: Tangible Dividend Enhanced Common Stock
*	Non-Income producing security.
(a)
These securities are subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations.  These securities amounted to $26,676,938, or 6.22% of the Fund's net assets, as of December 31, 2009.

(b)	Illiquid Security – See Note 8 of the Notes to Financial Statements.
(c)
As of December 31, 2009, zero coupon bonds represented $10,571,060, or 2.46% of the Fund's net assets.  Because zero coupon bonds pay no interest their value is generally more volatile than the value of other debt securities.

(d)	Zero coupon bonds reflect the effective yield on the date of purchase.
(e)	Represents a step-down bond: a bond that pays one coupon rate for an initial period followed by a lower coupon rate.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2009

(f)	Aggregate cost for federal income tax purposes is $470,209,820. At December 31, 2009 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$39,855,868
	Unrealized depreciation	(82,177,825)
	Net unrealized depreciation	$(42,321,957)

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND	December 31, 2009

Shares	Security	Value (Note 1)
COMMON STOCK – (77.81%)
FINANCIALS – (74.58%)
Diversified Financials – (2.12%)
Capital Markets – (2.12%)
283,450	Brookfield Asset Management Inc., Class A (Canada)	$6,286,921

Real Estate – (72.46%)
Real Estate Investment Trusts (REITs) – (68.92%)
	Diversified REITs – (5.86%)
759,731	Cousins Properties, Inc.	5,796,748
164,914	Vornado Realty Trust	11,534,085

		17,330,833

	Industrial REITs – (5.98%)
2,120,200	DCT Industrial Trust Inc.	10,643,404
514,400	ProLogis	7,042,136

		17,685,540

	Office REITs – (21.20%)
213,613	Alexandria Real Estate Equities, Inc.	13,733,180
161,200	Boston Properties, Inc.	10,811,684
442,638	Corporate Office Properties Trust	16,213,830
210,400	Digital Realty Trust, Inc.	10,578,912
798,600	Douglas Emmett, Inc.	11,380,050

		62,717,656

	Residential REITs – (8.69%)
522,600	American Campus Communities, Inc.	14,685,060
131,800	Essex Property Trust, Inc.	11,025,070

		25,710,130

	Retail REITs – (16.70%)
393,360	CBL & Associates Properties, Inc.	3,803,791
176,700	Federal Realty Investment Trust	11,966,124
38,470	Macerich Co.	1,382,996
270,800	Regency Centers Corp.	9,494,248
156,182	Simon Property Group, Inc.	12,463,324
286,000	Taubman Centers, Inc.	10,270,260

		49,380,743

	Specialized REITs – (10.49%)
822,547	Cogdell Spencer, Inc.	4,655,616
496,783	Host Hotels & Resorts Inc. *	5,797,457
292,000	LaSalle Hotel Properties	6,199,160
328,500	Ventas, Inc.	14,368,590

		31,020,823

		203,845,725

Real Estate Management & Development – (3.54%)
	Real Estate Operating Companies – (3.54%)
888,654	Forest City Enterprises, Inc., Class A *	10,468,344

		214,314,069

	Total Financials	220,600,990

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2009

Shares/Principal	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (3.23%)
Transportation – (3.23%)
278,800	Alexander & Baldwin, Inc.	$9,543,324

	Total Industrials	9,543,324

	TOTAL COMMON STOCK – (Identified cost $222,367,504)	230,144,314

PREFERRED STOCK – (9.58%)
FINANCIALS – (9.58%)
Real Estate – (9.58%)
Real Estate Investment Trusts (REITs) – (9.58%)
	Industrial REITs – (1.21%)
171,000	AMB Property Corp., 6.75%, Series M	3,585,015

	Office REITs – (7.04%)
468,943	Alexandria Real Estate Equities, Inc., 7.00%, Series D, Conv. Pfd.	10,111,584
79,500	Digital Realty Trust, Inc., 5.50%, Series D, Cum. Conv. Pfd.	2,432,207
71,693	Digital Realty Trust, Inc., 8.50%, Series A	1,819,210
280,910	SL Green Realty Corp., 7.625%, Series C	6,464,441

		20,827,442

	Residential REITs – (0.58%)
43,700	Equity Residential, 7.00%, Series E, Cum. Conv. Pfd.	1,697,474

	Retail REITs – (0.75%)
114,160	CBL & Associates Properties, Inc., 7.375%, Series D	2,211,565

	Total Financials	28,321,496

	TOTAL PREFERRED STOCK – (Identified cost $15,361,943)	28,321,496

CONVERTIBLE BONDS – (4.70%)
FINANCIALS – (4.70%)
Real Estate – (4.70%)
Real Estate Investment Trusts (REITs) – (4.32%)
	Industrial REITs – (1.81%)
$5,727,000	ProLogis, Conv. Sr. Notes, 2.25%, 04/01/37	5,340,428

	Office REITs – (2.51%)
4,815,000	Digital Realty Trust, Inc., 144A Conv. Sr. Notes, 5.50%, 04/15/29 (a)	6,289,594
1,230,000	SL Green Realty Corp., 144A Conv. Sr. Notes, 3.00%, 03/30/27 (a)	1,136,212

		7,425,806

		12,766,234

Real Estate Management & Development – (0.38%)
	Real Estate Operating Companies – (0.38%)
1,040,000	Forest City Enterprises, Inc., 144A Conv. Sr. Notes, 5.00%, 10/15/16 (a)	1,136,200

	Total Financials	13,902,434

	TOTAL CONVERTIBLE BONDS – (Identified cost $9,345,701)	13,902,434

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2009

Principal	Security	Value (Note 1)
SHORT TERM INVESTMENTS – (6.01%)
$5,929,000	Banc of America Securities LLC Joint Repurchase Agreement,
	0.01%, 01/04/10, dated 12/31/09, repurchase value of $5,929,007
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.131%-5.959%, 02/01/35-06/01/38, total market value $6,047,580)	$5,929,000
11,859,000	Mizuho Securities USA Inc. Joint Repurchase Agreement,
	0.03%, 01/04/10, dated 12/31/09, repurchase value of $11,859,040
	(collateralized by: U.S. Government agency obligations in a pooled cash account, 0.93%-2.625%, 03/30/10-12/31/14, total market value $12,096,180)	11,859,000

	TOTAL SHORT TERM INVESTMENTS – (Identified cost $17,788,000)	17,788,000

	Total Investments – (98.10%) – (Identified cost $264,863,148) – (b)	290,156,244
	Other Assets Less Liabilities – (1.90%)	5,624,042

	Net Assets – (100.00%)	$295,780,286

*	Non-Income producing security.
(a)
These securities are subject to Rule 144A.  The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations.  These securities amounted to $8,562,006, or 2.89% of the Fund's net assets, as of December 31, 2009.

(b)	Aggregate cost for federal income tax purposes is $278,552,497. At December 31, 2009 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$52,198,579
	Unrealized depreciation	(40,594,832)
	Net unrealized appreciation	$11,603,747

(c)
Affiliated Company.  Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 2009.   Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares December 31, 2008	Gross Additions	Gross Reductions	Shares December 31, 2009	Dividend Income
Codgell Spencer, Inc. (1)	1,222,847	–	400,300	822,547	$338,423

(1) Not an affiliate as of December 31, 2009

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Assets and Liabilities
At December 31, 2009

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments):
Unaffiliated companies	$555,095,450	$160,961,207	$266,541,742	$689,440,002	$427,887,863	$290,156,244
Affiliated companies	364,040	–	–	–	–	–
Cash	192,907	4,982	21,399	175,969	48,986	97,373
Receivables:
Capital stock sold	1,565,549	174,399	33,007,715	1,154,939	1,183,119	745,984
Dividends and interest	909,712	590,086	745,191	206,407	1,537,052	1,576,144
Investment securities sold	842,131	–	–	–	–	4,624,850
Prepaid expenses	6,736	2,305	5,152	8,552	5,313	4,447
Due from Adviser	–	–	52,600	–	–	–
Total assets	558,976,525	161,732,979	300,373,799	690,985,869	430,662,333	297,205,042
LIABILITIES:
Payables:
Investment securities purchased	2,645,970	–	–	–	–	–
Capital stock redeemed	1,839,366	524,485	495,036	1,024,675	985,404	940,739
Distributions payable	–	103,187	1	–	–	–
Accrued distribution and service plan fees	320,706	94,266	–	346,600	225,891	155,452
Accrued management fees	265,270	42,875	82,031	328,959	205,273	141,661
Accrued transfer agent fees	218,360	43,315	50,903	192,999	107,605	159,312
Other accrued expenses	82,945	71,693	103,579	61,634	75,111	27,592
Total liabilities	5,372,617	879,821	731,550	1,954,867	1,599,284	1,424,756
NET ASSETS	$553,603,908	$160,853,158	$299,642,249	$689,031,002	$429,063,049	$295,780,286
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$283,742	$284,142	$2,996,422	$243,648	$180,872	$149,299
Additional paid-in capital	645,673,124	163,376,855	296,645,827	530,510,298	580,346,311	447,545,532
Undistributed (overdistributed) net investment income	(406,375)	–	–	2,199,094	64,531	2,343,776
Accumulated net realized losses from investments and foreign currency transactions	(169,517,567)	(4,605,128)	–	(53,816,068)	(109,254,687)	(179,547,646)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	77,570,984	1,797,289	–	209,894,030	(42,273,978)	25,289,325
Net Assets	$553,603,908	$160,853,158	$299,642,249	$689,031,002	$429,063,049	$295,780,286

*Including:
Cost of unaffiliated companies	$470,185,757	$159,163,918	$266,541,742	$479,553,744	$470,161,841	$264,863,148
Cost of affiliated companies	7,709,292	–	–	–	–	–
Cost and market value of repurchase agreements (if greater than 10% of assets)	–	–	38,987,000	–	–	–

DAVIS SERIES, INC.	Statements of Assets and Liabilities – (Continued)
At December 31, 2009

	Davis Opportunity Fund	Davis Government Bond Fund		Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
CLASS A SHARES:
Net assets	$319,876,583	$100,616,701		$257,394,904	$584,625,647	$275,411,350	$233,994,908
Shares outstanding	15,929,827	17,772,598		257,394,904	20,328,054	11,621,022	11,821,091
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$20.08	$5.66		$1.00	$28.76	$23.70	$19.79
Maximum offering price per share (100/95.25 of net asset value)†	$21.08	$5.94	$	NA	$30.19	$24.88	$20.78
CLASS B SHARES:
Net assets	$23,524,763	$16,322,024		$23,673,075	$14,397,264	$19,800,622	$6,615,947
Shares outstanding	1,366,878	2,891,223		23,673,075	580,841	844,585	338,460
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$17.21	$5.65		$1.00	$24.79	$23.44	$19.55
CLASS C SHARES:
Net assets	$131,971,645	$40,882,477		$18,443,346	$74,530,470	$87,739,217	$29,222,119
Shares outstanding	7,289,555	7,218,634		18,443,346	2,929,480	3,684,496	1,475,981
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$18.10	$5.66		$1.00	$25.44	$23.81	$19.80
CLASS Y SHARES:
Net assets	$78,230,917	$3,031,956		$130,924	$15,477,621	$46,111,860	$25,947,312
Shares outstanding	3,787,911	531,733		130,924	526,395	1,937,104	1,294,352
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$20.65	$5.70		$1.00	$29.40	$23.80	$20.05

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Operations
For the year ended December 31, 2009

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends:
Unaffiliated companies*	$7,525,968	$–	$–	$8,980,139	$5,535,252	$8,827,770
Affiliated companies	–	–	–	–	–	338,423
Interest	584,781	5,795,183	2,750,735	7,845	6,254,037	432,952
Total income	8,110,749	5,795,183	2,750,735	8,987,984	11,789,289	9,599,145

Expenses:
Management fees (Note 3)	2,919,311	497,046	1,723,633	3,520,263	2,428,680	1,571,041
Custodian fees	81,350	51,660	46,685	90,925	76,893	52,277
Transfer agent fees:
Class A	597,888	110,087	203,222	738,757	330,071	629,250
Class B	85,365	38,959	19,677	65,525	46,989	41,715
Class C	294,534	63,452	18,262	158,882	131,468	101,276
Class Y	58,451	5,175	75	27,643	31,930	32,888
Audit fees	21,600	18,000	21,600	33,600	22,800	30,000
Legal fees	12,999	4,699	9,694	16,000	10,717	6,721
Accounting fees (Note 3)	9,252	3,000	7,002	8,502	8,250	5,748
Reports to shareholders	137,752	44,562	71,119	157,800	105,197	129,220
Directors’ fees and expenses	64,771	25,333	48,774	79,531	53,728	34,270
Registration and filing fees	75,002	65,005	65,688	85,938	85,000	66,296
Interest expense	–	–	–	6,228	–	–
Miscellaneous	19,406	10,212	11,924	20,974	17,858	25,102
Payments under distribution plan (Note 7):
Class A	650,449	185,932	–	977,456	495,571	456,466
Class B	212,731	176,797	–	133,138	178,488	60,325
Class C	1,178,297	426,585	–	637,136	803,375	250,757
Total expenses	6,419,158	1,726,504	2,247,355	6,758,298	4,827,015	3,493,352
Expenses paid indirectly (Note 4)	(29)	(2)	(1)	(2)	(2)	(1)
Reimbursement/Waiver of expenses by Adviser (Note 3)	–	–	(560,029)	–	–	–
Net expenses	6,419,129	1,726,502	1,687,325	6,758,296	4,827,013	3,493,351
Net investment income	1,691,620	4,068,681	1,063,410	2,229,688	6,962,276	6,105,794

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions:
Unaffiliated companies	(53,176,389)	460,405	–	(45,321,998)	(104,423,812)	(165,524,948)
Affiliated companies	–	–	–	–	–	(4,384,356)
Foreign currency transactions	(62,771)	–	–	153	–	(25,327)
Net change in unrealized appreciation (depreciation)	224,767,280	407,368	–	265,159,148	249,462,410	233,356,725
Net realized and unrealized gain on investments and foreign currency transactions	171,528,120	867,773	–	219,837,303	145,038,598	63,422,094
Net increase in net assets resulting from operations	$173,219,740	$4,936,454	$1,063,410	$222,066,991	$152,000,874	$69,527,888

*Net of foreign taxes withheld as follows	$255,515	$–	$–	$153,634	$–	$29,461

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2009

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income	$1,691,620	$4,068,681	$1,063,410	$2,229,688	$6,962,276	$6,105,794
Net realized gain (loss) from investments and foreign currency transactions	(53,239,160)	460,405	–	(45,321,845)	(104,423,812)	(169,934,631)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	224,767,280	407,368	–	265,159,148	249,462,410	233,356,725
Net increase in net assets resulting from operations	173,219,740	4,936,454	1,063,410	222,066,991	152,000,874	69,527,888

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(1,220,051)	(3,235,568)	(887,940)	(717,066)	(4,919,857)	(3,004,137)
Class B	–	(391,386)	(88,252)	–	(198,424)	(47,527)
Class C	–	(975,534)	(86,828)	–	(960,119)	(248,437)
Class Y	(552,961)	(80,952)	(390)	(30,470)	(984,491)	(419,679)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	(46,442,118)	8,602,758	(73,637,810)	(30,178,606)	(44,681,910)	(21,257,761)
Class B	(5,978,278)	(151,208)	(8,242,572)	(4,518,956)	(3,836,556)	(2,323,010)
Class C	(29,855,044)	1,560,325	(13,670,227)	(7,572,111)	(21,878,449)	(5,766,914)
Class Y	14,161,637	1,407,905	(18,129)	2,459,346	(19,321,443)	(9,209,842)
Total increase (decrease) in net assets	103,332,925	11,672,794	(95,568,738)	181,509,128	55,219,625	27,250,581

NET ASSETS:
Beginning of year	450,270,983	149,180,364	395,210,987	507,521,874	373,843,424	268,529,705
End of year*	$553,603,908	$160,853,158	$299,642,249	$689,031,002	$429,063,049	$295,780,286

*Including undistributed (overdistributed) net investment income of	$(406,375)	$–	$–	$2,199,094	$64,531	$2,343,776

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2009

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income	$1,860,935	$2,759,425	$11,283,676	$2,769,600	$13,783,464	$7,609,460
Net realized gain (loss) from investments and foreign currency transactions	(98,665,523)	266,942	–	(8,321,996)	(2,481,552)	(16,955,861)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(322,839,932)	924,030	–	(434,667,201)	(320,576,140)	(255,911,728)
Net increase (decrease) in net assets resulting from operations	(419,644,520)	3,950,397	11,283,676	(440,219,597)	(309,274,228)	(265,258,129)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	–	(1,772,333)	(10,253,371)	(3,090,586)	(9,255,862)	(1,255,582)
Class B	–	(375,503)	(608,705)	–	(416,018)	(29,482)
Class C	–	(673,420)	(418,899)	–	(1,901,373)	(115,912)
Class Y	–	(29,328)	(2,701)	(80,009)	(1,997,373)	(196,252)
Realized gains from investment transactions:
Class A	–	–	–	(39,368,129)	–	(6,702,307)
Class B	–	–	–	(1,521,457)	–	(253,781)
Class C	–	–	–	(5,830,612)	–	(988,259)
Class Y	–	–	–	(788,404)	–	(911,087)
Return of capital:
Class A	(118,578)	–	–	–	–	(4,742,665)
Class B	–	–	–	–	–	(111,363)
Class C	–	–	–	–	–	(437,832)
Class Y	(196,448)	–	–	–	–	(741,294)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	(157,164,375)	63,904,783	(227,850,483)	97,276,571	(137,197,977)	(47,554,620)
Class B	(16,586,730)	5,931,908	7,499,297	(17,969,985)	(12,486,997)	(8,560,035)
Class C	(57,227,835)	24,245,470	19,121,318	24,998,932	(25,991,618)	(12,434,625)
Class Y	(1,762,606)	1,209,297	(5,152)	7,478,186	(14,246,313)	1,719,014
Total increase (decrease) in net assets	(652,701,092)	96,391,271	(201,235,020)	(379,115,090)	(512,767,759)	(348,574,211)

NET ASSETS:
Beginning of year	1,102,972,075	52,789,093	596,446,007	886,636,964	886,611,183	617,103,916
End of year*	$450,270,983	$149,180,364	$395,210,987	$507,521,874	$373,843,424	$268,529,705

*Including undistributed (overdistributed) net investment income of	$(262,212)	$–	$–	$594,360	$165,146	$(16,911)

See Notes to Financial Statements

DAVIS SERIES, INC.	Notes to Financial Statements
December 31, 2009

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) (“Company”), is registered under the Investment Company Act of 1940 (“40 Act”) as amended, as an open-end management investment company.  Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, and Davis Appreciation & Income Fund are diversified under the 40 Act.  Davis Real Estate Fund is non-diversified under the 40 Act.  The Company operates as a series issuing shares of common stock in the following six funds (collectively “Funds”):

Davis Opportunity Fund seeks to achieve long-term growth of capital.  It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income.  It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.  It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities.  There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Davis Financial Fund seeks to achieve long-term growth of capital.  It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income.  Under normal circumstances, the Fund invests in a diversified portfolio of convertible securities, common and preferred stock, and fixed income securities.  It may invest in lower rated bonds commonly known as “junk bonds”.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income.  It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities, and operations of each Fund.  Each Fund offers shares in four classes, Class A, Class B, Class C, and Class Y.  Class A shares are sold with a front-end sales charge, except for shares of the Davis Government Money Market Fund, which are sold at net asset value.  Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge.  Class Y shares are only available to certain qualified investors.  Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by each class.  Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class.  All classes have identical rights with respect to voting (exclusive of each Class’ distribution arrangement), liquidation, and distributions.  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2009
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days, are valued at market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 40 Act, securities are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Money market securities are valued using amortized cost, in accordance with rules under the 40 Act.  Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2009

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following is a summary of the inputs used as of December 31, 2009 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Valuation inputs
Level 1 – Quoted prices:
Equity securities:
Consumer discretionary	$55,686,864	$–	$–	$–	$33,197,282	$–
Consumer staples	9,045,954	–	–	–	38,201,870	–
Energy	41,035,887	–	–	38,860,195	26,428,580	–
Financials	50,376,263	–	–	526,772,910	42,967,206	246,490,279
Health care	102,482,904	–	–	–	9,485,500	–
Industrials	26,903,316	–	–	20,472,381	43,729,819	9,543,324
Information technology	124,870,993	–	–	–	12,026,193	–
Materials	42,808,415	–	–	10,567,124	20,950,320	–
Telecommunication services	3,938,058	–	–	–	–	–
Utilities	845,451	–	–	–	21,194,883	–
Level 2 – Other Significant
Observable Inputs:
Debt securities issued by U.S. Treasuries and U.S. government corporations and agencies:
Long-term	–	156,212,207	–	–	–	–
Short-term	–	–	227,554,742	–	–	–
Convertible debt securities	5,684,000	–	–	–	157,515,159	13,902,434
Corporate debt securities	–	–	–	–	13,310,470	–
Equity securities*:
Consumer discretionary	23,112,601	–	–	–	–	–
Consumer staples	9,137,306	–	–	–	–	–
Financials	32,815,695	–	–	92,388,392	–	2,432,207
Industrials	7,867,783	–	–	–	7,135,581	–
Short-term securities	18,848,000	4,749,000	38,987,000	379,000	1,745,000	17,788,000
Level 3 – Significant Unobservable
Inputs	–	–	–	–	–	–
Total	$555,459,490	$160,961,207	$266,541,742	$689,440,002	$427,887,863	$290,156,244

* Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts.  These balances are invested in one or more repurchase agreements, secured by U.S. Government securities.  A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature.  Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation.  The cost basis of such assets and liabilities is determined based upon historical exchange rates.  Income and expenses are translated at average exchange rates in effect as accrued or incurred.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2009

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar.  Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss.  When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed.  Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.  The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders.  Therefore, no provision for federal income or excise tax is required.  The Adviser has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax would be required in the Funds’ financial statements.  The Funds’ federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.  The earliest tax year that remains subject to examination by these jurisdictions is 2006.  At December 31, 2009, each fund had available for federal income tax purposes unused capital loss carryforwards and post October 2009 capital losses as follows:

	Capital Loss Carryforwards
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Expiring
12/31/2010	$–	$–	$–	$–	$–
12/31/2011	–	2,128,000	–	–	–
12/31/2012	–	1,243,000	–	–	–
12/31/2013	–	403,000	–	–	–
12/31/2014	–	304,000	–	–	–
12/31/2015	–	136,000	–	–	–
12/31/2016	86,853,000	–	8,111,000	430,000	8,689,000
12/31/2017	76,750,000	355,000	45,322,000	89,303,000	157,169,000
	$163,603,000	$4,569,000	$53,433,000	$89,733,000	$165,858,000

Post October 2009 Capital Losses (expiring 12/31/2018)
Davis Government Bond Fund	$36,000
Davis Appreciation & Income Fund	19,474,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost.  Dividend income is recorded on the ex-dividend date.  Dividend income from REIT securities may include return of capital.  Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss.  Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2009

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.  Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydowns on fixed income securities, foreign currency transactions, net operating losses, passive foreign investment company shares, partnership income, and distributions from real estate investment trusts.  The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds.  The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax rules.  Accordingly, during the year ended December 31, 2009, for Davis Opportunity Fund, amounts have been reclassified to reflect an increase in overdistributed net investment income of $62,771, a decrease in accumulated net realized losses of $47,855, and an increase to paid in capital of $14,916; for Davis Government Bond Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $614,759 and a corresponding increase in accumulated net realized losses; for Davis Financial Fund, amounts have been reclassified to reflect an increase in undistributed net investment income of $122,582 and a corresponding increase in accumulated net realized losses; for Davis Real Estate Fund, amounts have been reclassified to reflect a decrease in undistributed net investment income of $25,327 and a corresponding decrease in accumulated net realized losses. The Funds’ net assets have not been affected by these reclassifications

The tax character of distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Opportunity Fund
2009	$1,773,012	$–	$–	$1,773,012
2008	–	–	315,026	315,026
Davis Government Bond Fund
2009	4,683,440	–	–	4,683,440
2008	2,850,584	–	–	2,850,584
Davis Government Money Market Fund
2009	1,063,410	–	–	1,063,410
2008	11,283,676	–	–	11,283,676
Davis Financial Fund
2009	747,536	–	–	747,536
2008	3,328,494	47,350,703	–	50,679,197
Davis Appreciation & Income Fund
2009	7,062,891	–	–	7,062,891
2008	13,570,626	–	–	13,570,626
Davis Real Estate Fund
2009	3,719,780	–	–	3,719,780
2008	2,908,014	7,544,648	6,033,154	16,485,816

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Undistributed net investment income	$1,013,592	$–	$2,199,093	$64,531	$2,343,776
Accumulated net realized losses from investments and foreign currency transactions	(163,603,310)	(4,605,128)	(53,432,687)	(109,206,708)	(165,858,298)
Net unrealized appreciation (depreciation) on investments	70,667,632	1,797,289	209,510,650	(42,321,957)	11,599,977
Total	$(91,922,086)	$(2,807,839)	$158,277,056	$(151,464,134)	$(151,914,545)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2009

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 2009 were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$110,225,413	$150,849,359	$48,688,729	$58,315,360	$147,422,762
Proceeds of sales	188,769,011	75,314,217	84,560,087	151,298,558	189,618,686

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser.  The annual rate for the Davis Government Bond Fund is 0.30% of the average net assets. The annual rate for the Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million, and 0.40% of average net assets in excess of $500 million.  Effective May 1, 2009, the Adviser temporarily reduced its advisory fees to 0.30% of average net assets.  The Adviser also agrees to waive some or all of its advisory fees and to reimburse expenses to the extent necessary so that the Fund’s investment income will not be less than zero until May 1, 2010.  During the year ended December 31, 2009, such waivers and reimbursements amounted to $560,029.  Prior to July 1, 2009, the annual rate for each of the Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund was 0.75% for the first $250 million of average net assets, 0.65% on the next $250 million, and 0.55% of average net assets in excess of $500 million.  Effective July 1, 2009, the Adviser reduced the annual rate for these Funds to 0.55% of the average net assets.  Advisory fees paid during the year ended December 31, 2009 approximated 0.62%, 0.33%, 0.61%, 0.63%, and 0.64% of average net assets for the Davis Opportunity Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, respectively.

Boston Financial Data Services, Inc. (“BFDS”) is the Funds’ primary transfer agent.  The Adviser is also paid for certain transfer agent services.  The fee paid to the Adviser for these services for the year ended December 31, 2009 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund amounted to $52,700, $13,769, $18,506, $66,216, $37,023, and $35,365, respectively.  State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider.  Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds’ custodian.  The Adviser is also paid for certain accounting services.  The fee paid to the Adviser for these services for the year ended December 31, 2009 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund amounted to $9,252, $3,000, $7,002, $8,502, $8,250, and $5,748, respectively.  Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds.  DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser.  The Funds pay no fees directly to DSA-NY.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2009

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. Such reductions amounted to $29, $2, $1, $2, $2, and $1 for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, respectively, during the year ended December 31, 2009.

NOTE 5 - CAPITAL STOCK

At December 31, 2009, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 550 million shares each are designated to the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, and 4.2 billion shares are designated to the Davis Government Money Market Fund. Transactions in capital stock were as follows:

Class A	Year ended December 31, 2009
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	2,541,205	10,003,448	490,192,494	3,779,450	2,044,107	2,318,057
Shares issued in reinvestment of distributions	57,859	522,251	872,174	18,948	181,514	196,560
	2,599,064	10,525,699	491,064,668	3,798,398	2,225,621	2,514,617
Shares redeemed	(5,810,823)	(9,002,348)	(564,702,478)	(5,062,362)	(4,716,485)	(3,965,647)
Net increase (decrease)	(3,211,759)	1,523,351	(73,637,810)	(1,263,964)	(2,490,864)	(1,451,030)

Proceeds from shares sold	$41,481,623	$56,639,743	$490,192,494	$83,479,766	$38,353,766	$34,092,824
Proceeds from shares issued in reinvestment of distributions	1,150,228	2,959,875	872,174	539,583	3,712,634	2,675,552
	42,631,851	59,599,618	491,064,668	84,019,349	42,066,400	36,768,376
Cost of shares redeemed	(89,073,969)	(50,996,860)	(564,702,478)	(114,197,955)	(86,748,310)	(58,026,137)
Net increase (decrease)	$(46,442,118)	$8,602,758	$(73,637,810)	$(30,178,606)	$(44,681,910)	$(21,257,761)

Class A	Year ended December 31, 2008
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	4,241,650	14,185,191	716,678,185	6,570,444	3,720,547	2,538,842
Shares issued in reinvestment of distributions	9,151	284,542	10,176,283	1,850,106	328,720	717,064
	4,250,801	14,469,733	726,854,468	8,420,550	4,049,267	3,255,906
Shares redeemed	(11,981,317)	(3,081,760)	(954,704,951)	(5,010,033)	(10,063,513)	(5,084,748)
Net increase (decrease)	(7,730,516)	11,387,973	(227,850,483)	3,410,517	(6,014,246)	(1,828,842)

Proceeds from shares sold	$77,804,558	$79,604,585	$716,678,185	$212,189,593	$88,397,474	$67,179,339
Proceeds from shares issued in reinvestment of distributions	111,144	1,597,296	10,176,283	32,061,220	7,822,616	11,673,045
	77,915,702	81,201,881	726,854,468	244,250,813	96,220,090	78,852,384
Cost of shares redeemed	(235,080,077)	(17,297,098)	(954,704,951)	(146,974,242)	(233,418,067)	(126,407,004)
Net increase (decrease)	$(157,164,375)	$63,904,783	$(227,850,483)	$97,276,571	$(137,197,977)	$(47,554,620)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2009

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class B	Year ended December 31, 2009
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	173,839	1,802,024	9,798,332	91,436	148,134	21,555
Shares issued in reinvestment of distributions	–	56,065	79,384	–	8,419	3,431
	173,839	1,858,089	9,877,716	91,436	156,553	24,986
Shares redeemed	(636,333)	(1,883,839)	(18,120,288)	(339,617)	(368,673)	(187,518)
Net decrease	(462,494)	(25,750)	(8,242,572)	(248,181)	(212,120)	(162,532)

Proceeds from shares sold	$2,540,065	$10,175,367	$9,798,332	$1,721,208	$2,846,327	$340,230
Proceeds from shares issued in reinvestment of distributions	–	316,821	79,384	–	173,077	44,441
	2,540,065	10,492,188	9,877,716	1,721,208	3,019,404	384,671
Cost of shares redeemed	(8,518,343)	(10,643,396)	(18,120,288)	(6,240,164)	(6,855,960)	(2,707,681)
Net decrease	$(5,978,278)	$(151,208)	$(8,242,572)	$(4,518,956)	$(3,836,556)	$(2,323,010)

Class B	Year ended December 31, 2008
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	219,868	3,058,175	21,248,189	235,172	211,372	46,718
Shares issued in reinvestment of distributions	–	54,171	550,582	96,189	14,925	25,502
	219,868	3,112,346	21,798,771	331,361	226,297	72,220
Shares redeemed	(1,148,802)	(2,057,821)	(14,299,474)	(899,439)	(750,157)	(392,479)
Net increase (decrease)	(928,934)	1,054,525	7,499,297	(568,078)	(523,860)	(320,259)

Proceeds from shares sold	$3,188,326	$17,143,110	$21,248,189	$6,841,592	$4,693,748	$1,286,389
Proceeds from shares issued in reinvestment of distributions	–	303,337	550,582	1,453,409	357,368	372,479
	3,188,326	17,446,447	21,798,771	8,295,001	5,051,116	1,658,868
Cost of shares redeemed	(19,775,056)	(11,514,539)	(14,299,474)	(26,264,986)	(17,538,113)	(10,218,903)
Net increase (decrease)	$(16,586,730)	$5,931,908	$7,499,297	$(17,969,985)	$(12,486,997)	$(8,560,035)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2009

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class C	Year ended December 31, 2009
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	568,321	5,383,225	17,141,127	506,584	496,987	179,522
Shares issued in reinvestment of distributions	–	147,757	80,409	–	41,422	17,069
	568,321	5,530,982	17,221,536	506,584	538,409	196,591
Shares redeemed	(2,773,565)	(5,255,547)	(30,891,763)	(902,551)	(1,762,872)	(599,769)
Net increase (decrease)	(2,205,244)	275,435	(13,670,227)	(395,967)	(1,224,463)	(403,178)

Proceeds from shares sold	$8,579,004	$30,496,325	$17,141,127	$10,057,264	$9,405,139	$2,820,892
Proceeds from shares issued in reinvestment of distributions	–	837,568	80,409	–	857,125	227,557
	8,579,004	31,333,893	17,221,536	10,057,264	10,262,264	3,048,449
Cost of shares redeemed	(38,434,048)	(29,773,568)	(30,891,763)	(17,629,375)	(32,140,713)	(8,815,363)
Net increase (decrease)	$(29,855,044)	$1,560,325	$(13,670,227)	$(7,572,111)	$(21,878,449)	$(5,766,914)

Class C	Year ended December 31, 2008
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	2,384,398	7,456,659	40,767,262	1,494,450	1,459,878	283,618
Shares issued in reinvestment of distributions	–	105,433	390,667	354,966	68,834	97,645
	2,384,398	7,562,092	41,157,929	1,849,416	1,528,712	381,263
Shares redeemed	(5,384,999)	(3,252,106)	(22,036,611)	(895,809)	(2,598,830)	(904,882)
Net increase (decrease)	(3,000,601)	4,309,986	19,121,318	953,607	(1,070,118)	(523,619)

Proceeds from shares sold	$35,167,600	$41,908,139	$40,767,262	$42,628,926	$30,224,222	$7,614,962
Proceeds from shares issued in reinvestment of distributions	–	592,176	390,667	5,487,859	1,661,484	1,433,968
	35,167,600	42,500,315	41,157,929	48,116,785	31,885,706	9,048,930
Cost of shares redeemed	(92,395,435)	(18,254,845)	(22,036,611)	(23,117,853)	(57,877,324)	(21,483,555)
Net increase (decrease)	$(57,227,835)	$24,245,470	$19,121,318	$24,998,932	$(25,991,618)	$(12,434,625)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2009

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class Y	Year ended December 31, 2009
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	2,365,816	883,870	130,867	250,077	302,545	323,839
Shares issued in reinvestment of distributions	24,730	12,136	383	973	45,493	29,536
	2,390,546	896,006	131,250	251,050	348,038	353,375
Shares redeemed	(1,544,945)	(649,885)	(149,379)	(168,931)	(1,450,969)	(952,687)
Net increase (decrease)	845,601	246,121	(18,129)	82,119	(1,102,931)	(599,312)

Proceeds from shares sold	$39,245,500	$5,043,877	$130,867	$6,251,031	$5,828,478	$4,522,877
Proceeds from shares issued in reinvestment of distributions	505,740	69,268	383	28,299	927,169	402,591
	39,751,240	5,113,145	131,250	6,279,330	6,755,647	4,925,468
Cost of shares redeemed	(25,589,603)	(3,705,240)	(149,379)	(3,819,984)	(26,077,090)	(14,135,310)
Net increase (decrease)	$14,161,637	$1,407,905	$(18,129)	$2,459,346	$(19,321,443)	$(9,209,842)

Class Y	Year ended December 31, 2008
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Shares sold	1,761,724	311,451	67,227	320,379	1,032,931	531,932
Shares issued in reinvestment of distributions	11,355	4,518	2,541	45,708	79,066	108,453
	1,773,079	315,969	69,768	366,087	1,111,997	640,385
Shares redeemed	(1,857,819)	(102,944)	(74,920)	(134,581)	(1,789,496)	(628,372)
Net increase (decrease)	(84,740)	213,025	(5,152)	231,506	(677,499)	12,013

Proceeds from shares sold	$34,500,987	$1,764,983	$67,227	$10,700,917	$25,566,795	$13,298,230
Proceeds from shares issued in reinvestment of distributions	141,710	25,562	2,541	809,954	1,856,195	1,821,122
	34,642,697	1,790,545	69,768	11,510,871	27,422,990	15,119,352
Cost of shares redeemed	(36,405,303)	(581,248)	(74,920)	(4,032,685)	(41,669,303)	(13,400,338)
Net increase (decrease)	$(1,762,606)	$1,209,297	$(5,152)	$7,478,186	$(14,246,313)	$1,719,014

NOTE 6 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes.  The purchase of securities with borrowed funds creates leverage in the Fund.  Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively.  Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%.  At December 31, 2009, Davis Financial Fund had no borrowings outstanding.  For the year ended December 31, 2009, the average daily loan balance was $612,558 at an average interest rate of 1.06%.  Davis Financial Fund had gross borrowings and gross repayments of $39,998,500 during the year ended December 31, 2009.  The maximum amount of borrowings outstanding at any month end was $3,393,000 during the year ended December 31, 2009.  Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund had no borrowings during the year ended December 31, 2009.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2009

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES

Class A Shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund - Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value.

Davis Distributors, LLC, the Funds’ Underwriter (“Underwriter” or “Distributor”) received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Underwriter and the remaining was re-allowed to investment dealers.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at the annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers.

	Year ended December 31, 2009
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Commissions retained by Underwriter	$23,114	$15,154	$41,315	$12,833	$11,296
Commissions re-allowed to investment dealers	126,860	84,234	231,612	68,044	60,367
Total commissions earned on sales of Class A shares	$149,974	$99,388	$272,927	$80,877	$71,663

Class A service fee	$650,449	$185,932	$977,456	$495,571	$456,466

Class B Shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund - Class B shares of the Funds are sold at net asset value and are redeemed at net asset value.  A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a distribution fee on Class B shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which currently is 1.00%.  The Funds pay the distribution fee on Class B shares in order: (i) to pay the Distributor commissions on Class B shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B shares which have been sold.

Commission advances by the Distributor on the sale of Class B shares are re-allowed to qualified selling dealers.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

	Year ended December 31, 2009
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Distribution Plan Payments:
Distribution fees	$159,920	$132,566	$100,201	$134,120	$45,454
Service fees	52,811	44,231	32,937	44,368	14,871
Commission advances by the Distributor
on the sale of Class B shares	37,397	58,255	39,342	25,208	6,829
Contingent deferred sales charges received by the
Distributor from Class B shares	48,295	66,223	37,941	58,049	10,327

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2009

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES – (CONTINUED)

Class C Shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund - Class C shares of the Funds are sold at net asset value and are redeemed at net asset value.  A contingent deferred sales charge may be assessed on shares redeemed within the first year of purchase.

Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a distribution fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%.  The Funds pay the distribution fee on Class C shares in order: (i) to pay the Distributor commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

Commission advances by the Distributor on the sale of Class C shares are re-allowed to qualified selling dealers.

A contingent deferred sales charge of 1.00% is imposed upon redemption of certain Class C shares of the Funds within the first year of the original purchase.

	Year ended December 31, 2009
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Distribution Plan Payments:
Distribution fees	$883,723	$319,939	$ 477,852	$602,531	$188,068
Service fees	294,574	106,646	159,284	200,844	62,689
Commission advances by the Distributor
on the sale of Class C shares	40,982	55,873	83,371	35,693	14,600
Contingent deferred sales charges received by the
Distributor from Class C shares	5,281	9,682	19,130	15,542	1,976

Davis Government Money Market Fund - All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2009

NOTE 8 - ILLIQUID AND RESTRICTED SECURITIES

Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value.  The aggregate value of illiquid securities in Davis Opportunity Fund amounted to $23,156,875 or 4.18% of the Fund’s net assets as of December 31, 2009. The aggregate value of illiquid securities in Davis Financial Fund amounted to $36,917,000 or 5.36% of the Fund’s net assets as of December 31, 2009. The aggregate value of restricted securities in Davis Financial Fund amounted to $3,038,168 or 0.44% of the Fund’s net assets as of December 31, 2009. The aggregate value of illiquid securities in Davis Appreciation & Income Fund amounted to $11,568,560 or 2.70% of the Fund’s net assets as of December 31, 2009. Information regarding illiquid and restricted securities is as follows:

Fund	Security	Acquisition Date	Principal	Units/ Shares	Cost per Unit/ Share	Valuation per Unit/Share as of December 31, 2009

Davis
Opportunity	Oaktree Capital Group
Fund	LLC, Class A	05/21/07	NA	691,250	$27.92	$33.50

Davis Financial	Oaktree Capital Group
Fund	LLC, Class A	05/21/07	NA	1,102,000	$23.00	$33.50

Davis Financial
Fund	RHJ International, 144A	06/04/07	NA	396,550	$19.64	$7.66

Davis	News America Inc.,
Appreciation &	Conv. Notes, Zero
Income Fund	coupon, 3.38%, 02/28/21	10/07/03	$16,050,000	160,500	$68.78	$65.86

Davis
Appreciation &	Thornburg Mortgage, Inc.,
Income Fund	Sr. Notes, 8.00%, 05/15/13	10/22/07	$14,000,000	140,000	$87.20	$7.13

NOTE 9 - SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2009 and through February 23, 2010, the date the Funds’ financial statements were issued, which require adjustments and/or additional disclosure in the Funds’ financial statements.

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                                                          Income (Loss) from Investment Operations

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Year ended December 31, 2009	$13.92	$0.09d	$6.15	$6.24
Year ended December 31, 2008	$25.19	$0.09d	$(11.35)	$(11.26)
Year ended December 31, 2007	$27.52	$0.05d	$(0.43)	$(0.38)
Year ended December 31, 2006	$24.29	$–d,e	$4.25	$4.25
Year ended December 31, 2005	$23.20	$0.05d	$1.88	$1.93
Davis Opportunity Fund Class B:
Year ended December 31, 2009	$12.00	$(0.05)d	$5.26	$5.21
Year ended December 31, 2008	$21.89	$(0.07)d	$(9.82)	$(9.89)
Year ended December 31, 2007	$24.17	$(0.15)d	$(0.36)	$(0.51)
Year ended December 31, 2006	$21.44	$(0.18)d	$3.72	$3.54
Year ended December 31, 2005	$20.55	$(0.13)d	$1.66	$1.53
Davis Opportunity Fund Class C:
Year ended December 31, 2009	$12.60	$(0.03)d	$5.53	$5.50
Year ended December 31, 2008	$22.97	$(0.05)d	$(10.32)	$(10.37)
Year ended December 31, 2007	$25.27	$(0.15)d	$(0.38)	$(0.53)
Year ended December 31, 2006	$22.37	$(0.18)d	$3.90	$3.72
Year ended December 31, 2005	$21.42	$(0.13)d	$1.73	$1.60
Davis Opportunity Fund Class Y:
Year ended December 31, 2009	$14.31	$0.15d	$6.33	$6.48
Year ended December 31, 2008	$25.94	$0.17d	$(11.73)	$(11.56)
Year ended December 31, 2007	$28.29	$0.13d	$(0.44)	$(0.31)
Year ended December 31, 2006	$24.95	$0.07d	$4.37	$4.44
Year ended December 31, 2005	$23.81	$0.13d	$1.93	$2.06
Davis Government Bond Fund Class A:
Year ended December 31, 2009	$5.65	$0.18	$0.01	$0.19
Year ended December 31, 2008	$5.60	$0.19	$0.05	$0.24
Year ended December 31, 2007	$5.52	$0.21	$0.08	$0.29
Year ended December 31, 2006	$5.50	$0.18	$0.02	$0.20
Year ended December 31, 2005	$5.60	$0.15	$(0.10)	$0.05
Davis Government Bond Fund Class B:
Year ended December 31, 2009	$5.64	$0.13	$0.01	$0.14
Year ended December 31, 2008	$5.58	$0.15	$0.06	$0.21
Year ended December 31, 2007	$5.51	$0.17	$0.07	$0.24
Year ended December 31, 2006	$5.49	$0.14	$0.02	$0.16
Year ended December 31, 2005	$5.59	$0.12	$(0.10)	$0.02
Davis Government Bond Fund Class C:
Year ended December 31, 2009	$5.65	$0.13	$0.01	$0.14
Year ended December 31, 2008	$5.60	$0.15	$0.05	$0.20
Year ended December 31, 2007	$5.52	$0.17	$0.08	$0.25
Year ended December 31, 2006	$5.51	$0.14	$0.01	$0.15
Year ended December 31, 2005	$5.61	$0.12	$(0.10)	$0.02

Financial Highlights
Dividends and Distributions Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.08)	$–	$–	$(0.08)	$20.08	44.81%	$319,877	1.17%	1.17%	0.56%	24.13%
$–	$–	$(0.01)	$(0.01)	$13.92	(44.71)%	$266,525	1.15%	1.15%	0.47%	29.36%
$(0.18)	$(1.77)	$–	$(1.95)	$25.19	(1.42)%	$676,995	1.06%	1.06%	0.16%	37.05%
$(0.23)	$(0.79)	$–	$(1.02)	$27.52	17.59%	$680,181	1.10%	1.10%	(0.02)%	40.26%
$(0.24)	$(0.60)	$–	$(0.84)	$24.29	8.33%	$446,794	1.15%	1.15%	0.18%	35.77%

$–	$–	$–	$–	$17.21	43.42%	$23,525	2.11%	2.11%	(0.38)%	24.13%
$–	$–	$–	$–	$12.00	(45.18)%	$21,951	2.00%	2.00%	(0.38)%	29.36%
$–	$(1.77)	$–	$(1.77)	$21.89	(2.15)%	$60,386	1.85%	1.85%	(0.63)%	37.05%
$(0.02)	$(0.79)	$–	$(0.81)	$24.17	16.60%	$81,788	1.88%	1.88%	(0.80)%	40.26%
$(0.04)	$(0.60)	$–	$(0.64)	$21.44	7.49%	$96,501	1.92%	1.90%	(0.57)%	35.77%

$–	$–	$–	$–	$18.10	43.65%	$131,972	1.96%	1.96%	(0.23)%	24.13%
$–	$–	$–	$–	$12.60	(45.15)%	$119,676	1.91%	1.91%	(0.29)%	29.36%
$–	$(1.77)	$–	$(1.77)	$22.97	(2.14)%	$287,054	1.81%	1.81%	(0.59)%	37.05%
$(0.03)	$(0.79)	$–	$(0.82)	$25.27	16.70%	$260,254	1.84%	1.84%	(0.76)%	40.26%
$(0.05)	$(0.60)	$–	$(0.65)	$22.37	7.48%	$150,844	1.91%	1.90%	(0.57)%	35.77%

$(0.14)	$–	$–	$(0.14)	$20.65	45.31%	$78,231	0.81%	0.81%	0.92%	24.13%
$–	$–	$(0.07)	$(0.07)	$14.31	(44.54)%	$42,119	0.85%	0.85%	0.77%	29.36%
$(0.27)	$(1.77)	$–	$(2.04)	$25.94	(1.13)%	$78,537	0.78%	0.78%	0.44%	37.05%
$(0.31)	$(0.79)	$–	$(1.10)	$28.29	17.91%	$68,591	0.81%	0.81%	0.27%	40.26%
$(0.32)	$(0.60)	$–	$(0.92)	$24.95	8.70%	$50,142	0.85%	0.85%	0.48%	35.77%

$(0.18)	$–	$–	$(0.18)	$5.66	3.37%	$100,617	0.72%	0.72%	2.78%	47.89%
$(0.19)	$–	$–	$(0.19)	$5.65	4.38%	$91,852	0.87%	0.87%	3.29%	66.56%
$(0.21)	$–	$–	$(0.21)	$5.60	5.45%	$27,224	1.03%	1.03%	3.95%	60.23%
$(0.18)	$–	$–	$(0.18)	$5.52	3.73%	$22,134	1.05%	1.05%	3.30%	64.94%
$(0.15)	$–	$–	$(0.15)	$5.50	0.98%	$19,340	1.10%	1.08%	2.52%	55.46%

$(0.13)	$–	$–	$(0.13)	$5.65	2.42%	$16,322	1.65%	1.65%	1.85%	47.89%
$(0.15)	$–	$–	$(0.15)	$5.64	3.77%	$16,442	1.69%	1.69%	2.47%	66.56%
$(0.17)	$–	$–	$(0.17)	$5.58	4.49%	$10,402	1.77%	1.77%	3.21%	60.23%
$(0.14)	$–	$–	$(0.14)	$5.51	3.02%	$14,058	1.76%	1.76%	2.59%	64.94%
$(0.12)	$–	$–	$(0.12)	$5.49	0.33%	$25,208	1.79%	1.77%	1.83%	55.46%

$(0.13)	$–	$–	$(0.13)	$5.66	2.49%	$40,882	1.58%	1.58%	1.92%	47.89%
$(0.15)	$–	$–	$(0.15)	$5.65	3.63%	$39,261	1.63%	1.63%	2.53%	66.56%
$(0.17)	$–	$–	$(0.17)	$5.60	4.66%	$14,754	1.75%	1.75%	3.23%	60.23%
$(0.14)	$–	$–	$(0.14)	$5.52	2.78%	$7,483	1.79%	1.79%	2.56%	64.94%
$(0.12)	$–	$–	$(0.12)	$5.51	0.29%	$5,358	1.84%	1.82%	1.78%	55.46%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                                                           Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Bond Fund Class Y:
Year ended December 31, 2009	$5.69	$0.18	$0.01	$0.19
Year ended December 31, 2008	$5.64	$0.20	$0.05	$0.25
Year ended December 31, 2007	$5.57	$0.22	$0.07	$0.29
Year ended December 31, 2006	$5.55	$0.19	$0.02	$0.21
Year ended December 31, 2005	$5.65	$0.17	$(0.10)	$0.07
Davis Government Money Market Fund Class A, B, C & Y:
Year ended December 31, 2009	$1.000	$0.003	$–	$0.003
Year ended December 31, 2008	$1.000	$0.022	$–	$0.022
Year ended December 31, 2007	$1.000	$0.046	$–	$0.046
Year ended December 31, 2006	$1.000	$0.044	$–	$0.044
Year ended December 31, 2005	$1.000	$0.026	$–	$0.026
Davis Financial Fund Class A:
Year ended December 31, 2009	$19.72	$0.12d	$8.96	$9.08
Year ended December 31, 2008	$40.71	$0.16d	$(19.02)	$(18.86)
Year ended December 31, 2007	$47.48	$0.20	$(2.56)	$(2.36)
Year ended December 31, 2006	$42.40	$0.04	$7.81	$7.85
Year ended December 31, 2005	$41.00	$0.04	$3.27	$3.31
Davis Financial Fund Class B:
Year ended December 31, 2009	$17.17	$(0.11)d	$7.73	$7.62
Year ended December 31, 2008	$36.03	$(0.14)d	$(16.75)	$(16.89)
Year ended December 31, 2007	$42.82	$(0.20)d	$(2.28)	$(2.48)
Year ended December 31, 2006	$38.83	$(0.33)d	$7.09	$6.76
Year ended December 31, 2005	$38.03	$(0.29)d	$3.00	$2.71
Davis Financial Fund Class C:
Year ended December 31, 2009	$17.58	$(0.08)d	$7.94	$7.86
Year ended December 31, 2008	$36.77	$(0.11)d	$(17.11)	$(17.22)
Year ended December 31, 2007	$43.58	$(0.18)d	$(2.32)	$(2.50)
Year ended December 31, 2006	$39.46	$(0.32)d	$7.21	$6.89
Year ended December 31, 2005	$38.62	$(0.30)d	$3.05	$2.75
Davis Financial Fund Class Y:
Year ended December 31, 2009	$20.16	$0.14d	$9.16	$9.30
Year ended December 31, 2008	$41.57	$0.20d	$(19.44)	$(19.24)
Year ended December 31, 2007	$48.38	$0.28	$(2.61)	$(2.33)
Year ended December 31, 2006	$43.10	$0.11	$7.94	$8.05
Year ended December 31, 2005	$41.59	$0.09	$3.33	$3.42
Davis Appreciation & Income Fund Class A:
Year ended December 31, 2009	$16.15	$0.38d	$7.58	$7.96
Year ended December 31, 2008	$28.21	$0.54d	$(12.06)	$(11.52)
Year ended December 31, 2007	$29.71	$0.61	$(0.18)	$0.43
Year ended December 31, 2006	$27.94	$0.68	$3.52	$4.20
Year ended December 31, 2005	$27.50	$0.59	$1.11	$1.70

Financial Highlights – (Continued)

                         Dividends and Distributions                                                                                                                                                                        Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.18)	$–	$–	$(0.18)	$5.70	3.44%	$3,032	0.64%	0.64%	2.86%	47.89%
$(0.20)	$–	$–	$(0.20)	$5.69	4.43%	$1,626	0.82%	0.82%	3.34%	66.56%
$(0.22)	$–	$–	$(0.22)	$5.64	5.32%	$410	0.99%	0.99%	3.99%	60.23%
$(0.19)	$–	$–	$(0.19)	$5.57	3.86%	$302	0.93%	0.93%	3.42%	64.94%
$(0.17)	$–	$–	$(0.17)	$5.55	1.22%	$115	0.98%	0.97%	2.63%	55.46%

$(0.003)	$–	$–	$(0.003)	$1.000	0.28%	$299,642	0.63%	0.47%	0.30%	NA
$(0.022)	$–	$–	$(0.022)	$1.000	2.26%	$395,211	0.57%	0.57%	2.30%	NA
$(0.046)	$–	$–	$(0.046)	$1.000	4.69%	$596,446	0.55%	0.55%	4.59%	NA
$(0.044)	$–	$–	$(0.044)	$1.000	4.47%	$558,107	0.56%	0.56%	4.41%	NA
$(0.026)	$–	$–	$(0.026)	$1.000	2.68%	$513,221	0.57%	0.56%	2.65%	NA

$(0.04)	$–	$–	$(0.04)	$28.76	46.02%f	$584,626	1.05%	1.05%	0.51%	8.56%
$(0.16)	$(1.97)	$–	$(2.13)	$19.72	(45.62)%	$425,854	1.06%	1.06%	0.50%	9.02%
$(0.10)	$(4.31)	$–	$(4.41)	$40.71	(5.31)%	$740,235	0.97%	0.97%	0.44%	15.11%
$–	$(2.77)	$–	$(2.77)	$47.48	18.74%	$818,054	0.98%	0.98%	0.09%	4.20%
$–	$(1.91)	$–	$(1.91)	$42.40	8.03%	$613,683	0.99%	0.98%	0.10%	5.17%

$–	$–	$–	$–	$24.79	44.38% f	$14,397	2.19%	2.19%	(0.63)%	8.56%
$–	$(1.97)	$–	$(1.97)	$17.17	(46.13)%	$14,236	2.08%	2.08%	(0.52)%	9.02%
$–	$(4.31)	$–	$(4.31)	$36.03	(6.17)%	$50,341	1.87%	1.87%	(0.46)%	15.11%
$–	$(2.77)	$–	$(2.77)	$42.82	17.65%	$95,545	1.88%	1.88%	(0.81)%	4.20%
$–	$(1.91)	$–	$(1.91)	$38.83	7.08%	$192,049	1.88%	1.85%	(0.77)%	5.17%

$–	$–	$–	$–	$25.44	44.71% f	$74,530	1.95%	1.95%	(0.39)%	8.56%
$–	$(1.97)	$–	$(1.97)	$17.58	(46.09)%	$58,474	1.94%	1.94%	(0.38)%	9.02%
$–	$(4.31)	$–	$(4.31)	$36.77	(6.10)%	$87,216	1.83%	1.83%	(0.42)%	15.11%
$–	$(2.77)	$–	$(2.77)	$43.58	17.70%	$96,478	1.85%	1.85%	(0.78)%	4.20%
$–	$(1.91)	$–	$(1.91)	$39.46	7.07%	$94,512	1.87%	1.85%	(0.77)%	5.17%

$(0.06)	$–	$–	$(0.06)	$29.40	46.13% f	$15,478	0.95%	0.95%	0.61%	8.56%
$(0.20)	$(1.97)	$–	$(2.17)	$20.16	(45.56)%	$8,958	0.97%	0.97%	0.59%	9.02%
$(0.17)	$(4.31)	$–	$(4.48)	$41.57	(5.15)%	$8,844	0.84%	0.84%	0.57%	15.11%
$–	$(2.77)	$–	$(2.77)	$48.38	18.90%	$10,566	0.84%	0.84%	0.23%	4.20%
$–	$(1.91)	$–	$(1.91)	$43.10	8.18%	$11,815	0.85%	0.84%	0.24%	5.17%

$(0.41)	$–	$–	$(0.41)	$23.70	49.68%	$275,411	1.06%	1.06%	1.98%	15.37%
$(0.54)	$–	$–	$(0.54)	$16.15	(41.43)%	$227,940	1.07%	1.07%	2.24%	27.60%
$(0.60)	$(1.33)	$–	$(1.93)	$28.21	1.30%	$567,728	1.01%	1.01%	2.04%	23.26%
$(0.64)	$(1.79)	$–	$(2.43)	$29.71	15.19%	$393,888	1.06%	1.06%	2.35%	25.33%
$(0.62)	$(0.64)	$–	$(1.26)	$27.94	6.29%	$224,600	1.07%	1.07%	2.12%	16.64%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                                                           Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Appreciation & Income Fund Class B:
Year ended December 31, 2009	$15.98	$0.20d	$7.49	$7.69
Year ended December 31, 2008	$27.90	$0.33d	$(11.92)	$(11.59)
Year ended December 31, 2007	$29.40	$0.38d	$(0.21)	$0.17
Year ended December 31, 2006	$27.67	$0.45d	$3.46	$3.91
Year ended December 31, 2005	$27.25	$0.35	$1.08	$1.43
Davis Appreciation & Income Fund Class C:
Year ended December 31, 2009	$16.24	$0.23d	$7.59	$7.82
Year ended December 31, 2008	$28.34	$0.35d	$(12.10)	$(11.75)
Year ended December 31, 2007	$29.84	$0.38d	$(0.20)	$0.18
Year ended December 31, 2006	$28.06	$0.45d	$3.51	$3.96
Year ended December 31, 2005	$27.62	$0.36	$1.10	$1.46
Davis Appreciation & Income Fund Class Y:
Year ended December 31, 2009	$16.22	$0.44d	$7.60	$8.04
Year ended December 31, 2008	$28.33	$0.61d	$(12.11)	$(11.50)
Year ended December 31, 2007	$29.84	$0.72d	$(0.22)	$0.50
Year ended December 31, 2006	$28.05	$0.76	$3.54	$4.30
Year ended December 31, 2005	$27.61	$0.66	$1.11	$1.77
Davis Real Estate Fund Class A:
Year ended December 31, 2009	$15.29	$0.39d	$4.35	$4.74
Year ended December 31, 2008	$30.50	$0.42d	$(14.70)	$(14.28)
Year ended December 31, 2007	$46.42	$0.81d	$(7.45)	$(6.64)
Year ended December 31, 2006	$40.23	$0.61d	$13.28	$13.89
Year ended December 31, 2005	$39.52	$0.59	$4.37	$4.96
Davis Real Estate Fund Class B:
Year ended December 31, 2009	$15.13	$0.22d	$4.32	$4.54
Year ended December 31, 2008	$30.29	$0.21d	$(14.63)	$(14.42)
Year ended December 31, 2007	$46.16	$0.53d	$(7.46)	$(6.93)
Year ended December 31, 2006	$40.05	$0.38d	$13.07	$13.45
Year ended December 31, 2005	$39.36	$0.30	$4.34	$4.64
Davis Real Estate Fund Class C:
Year ended December 31, 2009	$15.32	$0.27d	$4.36	$4.63
Year ended December 31, 2008	$30.63	$0.24d	$(14.79)	$(14.55)
Year ended December 31, 2007	$46.56	$0.52d	$(7.50)	$(6.98)
Year ended December 31, 2006	$40.35	$0.44d	$13.12	$13.56
Year ended December 31, 2005	$39.63	$0.31	$4.37	$4.68
Davis Real Estate Fund Class Y:
Year ended December 31, 2009	$15.46	$0.46d	$4.41	$4.87
Year ended December 31, 2008	$30.82	$0.50d	$(14.85)	$(14.35)
Year ended December 31, 2007	$46.81	$0.92d	$(7.47)	$(6.55)
Year ended December 31, 2006	$40.53	$0.77	$13.37	$14.14
Year ended December 31, 2005	$39.78	$0.74	$4.42	$5.16

a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Sales charges are not reflected in the total returns.

b	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements and/or waivers from the Adviser.

c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Financial Highlights – (Continued)

                            Dividends and Distributions                                                                                                                                                                      Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returna	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratiob	Net Investment Income (Loss) Ratio	Portfolio Turnoverc

$(0.23)	$–	$–	$(0.23)	$23.44	48.28%	$19,801	1.99%	1.99%	1.05%	15.37%
$(0.33)	$–	$–	$(0.33)	$15.98	(41.92)%	$16,891	1.93%	1.93%	1.38%	27.60%
$(0.34)	$(1.33)	$–	$(1.67)	$27.90	0.46%	$44,099	1.84%	1.84%	1.21%	23.26%
$(0.39)	$(1.79)	$–	$(2.18)	$29.40	14.20%	$51,102	1.89%	1.89%	1.52%	25.33%
$(0.37)	$(0.64)	$–	$(1.01)	$27.67	5.30%	$75,289	1.94%	1.93%	1.26%	16.64%

$(0.25)	$–	$–	$(0.25)	$23.81	48.36%	$87,739	1.89%	1.89%	1.15%	15.37%
$(0.35)	$–	$–	$(0.35)	$16.24	(41.85)%	$79,699	1.87%	1.87%	1.44%	27.60%
$(0.35)	$(1.33)	$–	$(1.68)	$28.34	0.50%	$169,456	1.80%	1.80%	1.25%	23.26%
$(0.39)	$(1.79)	$–	$(2.18)	$29.84	14.22%	$90,692	1.88%	1.87%	1.54%	25.33%
$(0.38)	$(0.64)	$–	$(1.02)	$28.06	5.34%	$55,395	1.93%	1.93%	1.26%	16.64%

$(0.46)	$–	$–	$(0.46)	$23.80	50.05%	$46,112	0.80%	0.80%	2.24%	15.37%
$(0.61)	$–	$–	$(0.61)	$16.22	(41.25)%	$49,314	0.79%	0.79%	2.52%	27.60%
$(0.68)	$(1.33)	$–	$(2.01)	$28.33	1.55%	$105,327	0.75%	0.74%	2.31%	23.26%
$(0.72)	$(1.79)	$–	$(2.51)	$29.84	15.49%	$50,052	0.80%	0.80%	2.61%	25.33%
$(0.69)	$(0.64)	$–	$(1.33)	$28.05	6.52%	$37,110	0.83%	0.83%	2.36%	16.64%

$(0.24)	$–	$–	$(0.24)	$19.79	31.72%	$233,995	1.35%	1.35%	2.55%	63.71%
$(0.09)	$(0.51)	$(0.33)	$(0.93)	$15.29	(46.89)%	$202,878	1.23%	1.23%	1.62%	43.68%
$(0.58)	$(8.70)	$–	$(9.28)	$30.50	(14.87)%	$460,644	1.08%	1.08%	1.84%	46.37%
$(0.88)	$(6.82)	$–	$(7.70)	$46.42	34.58%	$573,375	1.09%	1.09%	1.37%	37.97%
$(0.83)	$(3.42)	$–	$(4.25)	$40.23	12.76%	$372,571	1.10%	1.09%	1.48%	24.86%

$(0.12)	$–	$–	$(0.12)	$19.55	30.38%	$6,616	2.46%	2.46%	1.44%	63.71%
$(0.05)	$(0.51)	$(0.18)	$(0.74)	$15.13	(47.41)%	$7,581	2.13%	2.13%	0.72%	43.68%
$(0.24)	$(8.70)	$–	$(8.94)	$30.29	(15.52)%	$24,872	1.87%	1.87%	1.05%	46.37%
$(0.52)	$(6.82)	$–	$(7.34)	$46.16	33.50%	$55,347	1.86%	1.86%	0.60%	37.97%
$(0.53)	$(3.42)	$–	$(3.95)	$40.05	11.91%	$87,039	1.89%	1.88%	0.69%	24.86%

$(0.15)	$–	$–	$(0.15)	$19.80	30.70%	$29,222	2.18%	2.18%	1.72%	63.71%
$(0.05)	$(0.51)	$(0.20)	$(0.76)	$15.32	(47.33)%	$28,789	2.00%	2.00%	0.85%	43.68%
$(0.25)	$(8.70)	$–	$(8.95)	$30.63	(15.48)%	$73,594	1.84%	1.84%	1.08%	46.37%
$(0.53)	$(6.82)	$–	$(7.35)	$46.56	33.54%	$119,093	1.84%	1.84%	0.62%	37.97%
$(0.54)	$(3.42)	$–	$(3.96)	$40.35	11.93%	$95,229	1.88%	1.87%	0.70%	24.86%

$(0.28)	$–	$–	$(0.28)	$20.05	32.37%	$25,947	0.92%	0.92%	2.98%	63.71%
$(0.10)	$(0.51)	$(0.40)	$(1.01)	$15.46	(46.75)%	$29,282	0.89%	0.89%	1.96%	43.68%
$(0.74)	$(8.70)	$–	$(9.44)	$30.82	(14.58)%	$57,995	0.75%	0.75%	2.17%	46.37%
$(1.04)	$(6.82)	$–	$(7.86)	$46.81	34.98%	$113,856	0.74%	0.74%	1.72%	37.97%
$(0.99)	$(3.42)	$–	$(4.41)	$40.53	13.20%	$79,156	0.77%	0.77%	1.80%	24.86%

d	Per share calculations were based on average shares outstanding for the period.

e	Less than $0.005 per share.

f
Davis Financial Fund received a favorable class action settlement from a company that it no longer owns. This settlement had a material impact on the investment performance of the Fund, adding approximately 1% to the Fund’s total return in 2009. This was a one-time event that is unlikely to be repeated.

See Notes to Financial Statements

DAVIS SERIES, INC.	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of Davis Series, Inc.:

We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (comprising the Davis Series, Inc.), including the schedules of investments, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 23, 2010

DAVIS SERIES, INC.	Fund Information

Federal Income Tax Information (Unaudited)

In early 2010, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2009.  Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2009 with their 2009 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service.  Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

Davis Opportunity Fund

During the calendar year 2009, $1,773,012 of dividends paid by the Fund constituted income dividends for federal income tax purposes.  The Fund designates $1,773,012 or 100% as income qualifying for the corporate dividends-received deduction.

For the calendar year 2009, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $1,773,012 or 100% as qualified dividend income.

Davis Government Bond Fund

During the calendar year 2009, $4,683,440 of dividends paid by the Fund constituted income dividends for federal income tax purposes.

None of the dividends paid by the Fund during the calendar year ended 2009 are eligible for the corporate dividends-received deduction.

For the calendar year 2009, none of the dividends paid by the Fund constitute qualified dividend income for federal income tax purposes.

Davis Government Money Market Fund

During the calendar year 2009, $1,063,410 of dividends paid by the Fund constituted income dividends for federal income tax purposes.

None of the dividends paid by the Fund during the calendar year ended 2009 are eligible for the corporate dividends-received deduction.

For the calendar year 2009, none of the dividends paid by the Fund constitute qualified dividend income for federal income tax purposes.

Davis Financial Fund

During the calendar year 2009, $747,536 of dividends paid by the Fund constituted income dividends for federal income tax purposes.  The Fund designates $747,536 or 100% as income qualifying for the corporate dividends-received deduction.

For the calendar year 2009, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes.  The Fund designates $747,536 or 100% as qualified dividend income.

DAVIS SERIES, INC.	Fund Information – (Continued)

Federal Income Tax Information (Unaudited) – (Continued)

Davis Appreciation & Income Fund

During the calendar year 2009, $7,062,891 of dividends paid by the Fund constituted income dividends for federal income tax purposes.  The Fund designates $4,710,702 or 67% as income qualifying for the corporate dividends-received deduction.

For the calendar year 2009, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes.  The Fund designates $4,712,073 or 67% as qualified dividend income.

Davis Real Estate Fund

During the calendar year 2009, $3,719,780 of dividends paid by the Fund constituted income dividends for federal income tax purposes.  The Fund designates $320,884 or 9% as income qualifying for the corporate dividends-received deduction.

For the calendar year 2009, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes.  The Fund designates $458,085 or 12% as qualified dividend income.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds.  A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling 1-800-279-0279 or on the Funds’ website at www.davisfunds.com or on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS SERIES, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us.  We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction.  In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent.  We may also provide your name and address to one of our agents for the purpose of mailing your account statement, other information about our products and services to you.  We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made.  We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Funds’ records.  The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense.  If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279.  Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS SERIES, INC.	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of Centerpoint Properties Trust (a REIT); Co- chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (a REIT).

Thomas S. Gayner (12/16/61)	Director	Director since 2004	Executive Vice President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, First Market Bank; Director, Washington Post Co. (newspaper publisher); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

G. Bernard Hamilton (03/18/37)	Director	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M- Hill, Inc. (engineering).	13	none

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Chairman, NorthRoad Capital Management, LLC (an investment management firm) since June 2002.	13	none

Christian R. Sonne (05/06/36)	Director	Director since 1990	General Partner, Tuxedo Park Associates (land holding and development firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) since 2007; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (a REIT).	13
Director, Modine
Manufacturing, Inc. (heat
transfer technology); Director,
Chicago Bridge & Iron
Company, N.V. (industrial
construction and engineering);
Director, Fifth Third Bancorp
(diversified financial services).

DAVIS SERIES, INC.	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Jeremy H. Biggs (08/16/35)	Director / Chairman (retired 12/31/09)	Director since 1994	Vice Chairman, Member of the Audit Committee and Member of the International Investment Committee, former Chief Investment Officer (1980 through 2005), all for Fiduciary Trust Company International (money management firm); Consultant to Davis Selected Advisers, L.P.	13	none

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	9	Director, the Selected Funds (consisting of three portfolios) since 1998.

*      Jeremy H. Biggs and Andrew A. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.

DAVIS SERIES, INC.	Directors and Officers – (Continued)

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). President or Vice President of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chairman, Davis Selected Advisers, L.P., serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer); Director of the Selected Funds (consisting of three portfolios),  Davis Variable Account Fund, Inc. (consisting of three portfolios), Davis New York Venture Fund, Inc. (consisting of four portfolios); Director of Washington Post Co. (newspaper publisher).

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (a law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS SERIES, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report.  The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com.  Quarterly Fact sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2009 and December 31, 2008 were $147,600 and $147,600, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends December 31, 2009 and December 31, 2008 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2009 and December 31, 2008 were $41,150 and $41,700, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2009 and December 31, 2008 were $0 and $0, respectively.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independentt accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

    (2)  No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2009 and December 31, 2008.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)	(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)	(3) Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 56, 2010

By           /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  March 5, 2010